Filed with the Securities and Exchange Commission on April 27, 2020

Securities Act of 1933 File No. 333-81141

Investment Company Act of 1940 File No. 811-09395

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 35	☒
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 36	☒

(Check Appropriate Box or Boxes)

THIRD AVENUE VARIABLE SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

622 Third Avenue, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 443-1021 (toll-free), (212) 888-5222

Joel L. Weiss

JW Fund Management LLC

100 Springdale Road, Suite A3-416

Cherry Hill, NJ 08003

(Name and Address of Agent for Service)

Copies to:

Joseph V. Del Raso, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Third Avenue Variable

Series Trust

FFI Strategies Portfolio

(formerly, Third Avenue Value Portfolio)

APRIL 30, 2020

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the FFI Strategies Portfolio (the “Portfolio”) through a separate account (“Account”) of an insurance company (“Participating Insurance Company”) that issues variable annuity contracts or variable life insurance policies (“Contracts”). The insurance company contract through which you invest may have other additional fees and expenses. If such fees and expenses were reflected, the figures in the table would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the net asset value of your investment):

Management (Advisory) Fee	0.90%
Other Expenses	0.74%
Total Annual Portfolio Operating Expenses (as a percentage of net assets)[1]	1.64%
Fee Deferred/Expenses Reimbursed[1]	(0.34)%
Net Annual Portfolio Operating Expenses[1]	1.30%

1 The Portfolio's investment adviser, Third Avenue Management LLC (the “Adviser” or “Third Avenue”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Net Annual Portfolio Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.30% of the average daily net assets of the Portfolio, subject to later reimbursement by the Portfolio in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Portfolio Operating Expenses to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. The Expense Limitation Agreement can only be amended by agreement of the Portfolio’s investment adviser and Independent board members to lower Net Annual Portfolio Operating Expenses and will terminate automatically in the event of termination of the Investment Management Agreement by one of the parties, effective upon the effectiveness of such termination. Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has voluntarily agreed not to request reimbursement through October 31, 2021 after which it may seek reimbursement if permitted by the terms of the Expense Limitation Agreement.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example does not reflect separate account charges. If these charges were included, overall expenses would be higher. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same giving effect to the Expense Limitation Agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$132	$484	$860	$1,915

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio utilizes a multi-manager, multi-strategy approach whereby the Portfolio’s assets are allocated between the Adviser and a Sub-Adviser (each defined below) in percentages determined at the discretion of the Adviser. Currently, the Adviser anticipates allocating approximately 50% of the Portfolio’s assets to Cadence Capital Management LLC (“Cadence” or “the Sub-Adviser”). “FFI” stands for “fundamental and factor investments.” The “fundamental” portion of the Portfolio is advised by Third Avenue using its fundamental research methodology and investment strategy and the “factor” portion of the Portfolio is sub-advised by Cadence using certain quantitative factors and a qualitative analysis to implement its investment strategy.

Third Avenue Management LLC (“Third Avenue” or “Adviser”). In managing the portion of the Portfolio’s assets allocated to it (the “Third Avenue Account”), Third Avenue seeks to acquire common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Third Avenue adheres to a strict value discipline in selecting securities. This means seeking investments whose market prices are low in relation to what it believes is their intrinsic value and/or whose total return potential is considered to be high. The Adviser believes this both lowers investment risk and increases capital appreciation and total return potential. Accordingly, the Adviser seeks to identify investment opportunities through intensive research of individual companies and, generally, does not focus solely on stock market conditions and other macro factors. For these reasons, the Adviser may seek investments in the equity securities and senior securities, such as convertible securities, preferred stocks and debt instruments (including high yield and distressed securities, often referred to as “junk”, that may be in default and may have any or no credit rating) of companies in industries that are believed to be undervalued or temporarily depressed.  The Third Avenue Account also invests in both domestic and foreign securities.

Third Avenue follows a strategy of long-term investing. The Adviser will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value or when it believes that the market value of an investment is overpriced relative to its intrinsic value.

Cadence Capital Management LLC. The Sub-Adviser in managing the portion of the Portfolio allocated to it (the “Cadence Account”) utilizes its global equity income strategy that attempts to generate a high and growing income stream, competitive total return, and lower overall risk. The Sub-Adviser believes that high dividend companies that are financially sound, with stable cash flows have exhibited better than average returns with lower than average volatility. Cadence uses a systematic, proprietary, rules-based construction methodology to attempt to efficiently capture the excess returns of premium yielding stocks. The strategy attempts to achieve its goal with lower long-term volatility and at a low cost. The Cadence Account also invests in both domestic and foreign securities.

Construction of the Cadence Account begins by evaluating a global universe of developed equity market securities that includes specific indices. Each security is evaluated for bottom-up factors such as dividend yield, liquidity, and various measures of financial strength. Stocks are included in the Cadence Account only if they meet designated criteria and contribute to the style and investment objective. The strategy attempts to earn a premium income while capturing broad global equity market exposure. Individual security weights are determined using a weighting methodology based on modified market capitalization to ensure liquidity and diversification. Dividend sustainability, dividend growth and fundamental valuations are also considered in determining the final security weights.

Allocations are adjusted in historically high yielding sectors to limit position sizes and mitigate sector concentration risk. Similar adjustments to avoid concentration risk occur at the country level. The resulting sector and country weights are reviewed by Cadence’s investment team to ensure the strategy remains broadly diversified across economic sectors and geographic areas. A position is sold if their dividend yield, liquidity, or measures of financial strength fall below prescribed levels or if the position fails a filter (such as financial distress) or other construction criteria at the time of rebalance.

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Temporary Defensive Positions. In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash, exchange-traded funds, cash equivalents, or short-term investments. The Adviser and Sub-Adviser will determine when market conditions warrant temporary defensive measures with respect to the Third Avenue Account and Cadence Account, respectively. Additionally, the Adviser or Sub-Adviser may take temporary defensive positions on behalf of the Portfolio as a whole. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Portfolio will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Management Risk. Because the Portfolio is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Portfolio to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. In addition, the Sub-Adviser uses a systematic, proprietary, rules-based construction methodology to manage the Cadence Account. Investments selected using the Sub-Adviser’s methodology may perform differently than expected as a result of the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the methodology (including, for example, data problems and/or software issues). There is no guarantee that the Sub-Adviser’s use of quantitative methods will result in effective investment decisions. There can be no guarantee that the Adviser or Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser or Sub-Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Portfolio is not limited to investing in stocks, the Portfolio may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Portfolio’s disciplined and deliberate investing approach, there may be times when the Portfolio will have a significant cash position. A substantial cash position can adversely impact Portfolio performance in certain market conditions and may make it more difficult for the Portfolio to achieve its investment objective.

Dividend-Oriented Companies Risk.  Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could reduce the value of the issuer’s stock and the yield of the Portfolio and lower performance for the Portfolio.

Small- and Mid-Cap Risk. The Portfolio may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Portfolio can purchase and sell these securities and, thus, the value of the Portfolio’s shares.

Large-Capitalization Companies Risk. Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk.  In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be.

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Currency Risk. The Portfolio’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Portfolio may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Portfolio’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Currency Hedging Risk. The Adviser or Sub-Adviser may seek to hedge all or a portion of the Portfolio’s foreign currency risk. However, the Adviser or Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Portfolio redemption requests, including requests from Participating Insurance Companies who may own a significant percentage of the Portfolio’s shares, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

High-Yield Risk. The Portfolio’s investments in high-yield debt securities (commonly known as “junk bonds”) may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Portfolio’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Portfolio of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser or Sub-Adviser, on behalf of the Portfolio, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s or Sub-Adviser’s participation would yield favorable results for the Portfolio, and such participation may subject the Portfolio to additional duties, liabilities and trading restrictions in a particular investment.

Cybersecurity Risk. As part of their business, the Adviser and Sub-Adviser both process, store and transmit large amounts of electronic information, including information relating to the transactions of the Portfolio. The Adviser, Sub-Adviser and Portfolio may be susceptible to operational and information security risk. Cybersecurity failures or breaches of the Portfolio or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Portfolio and its shareholders could be negatively impacted as a result.

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Performance

The following bar chart and table provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance from year to year for the past 10 years. The table compares the Portfolio’s average annual total returns to broad measure of market performance. These figures do not reflect charges assessed at the contract or separate account level. If any such charges were included, returns would be lower. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the above bar chart, the highest return for a quarter was 16.99% (quarter ended 9/30/10) and the lowest return for a quarter was (24.15%) (quarter ended 9/30/11).

Average Annual Total Returns for the periods ending 12/31/19	One Year	Five Years	Ten Years	Since Inception (9/21/1999)
FFI Strategies Portfolio	12.46%	0.80%	3.98%	7.12%
MSCI World Index (reflects no deductions for fees, expenses or taxes)[1]	28.40%	9.36%	10.08%	5.73%

1 An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Investment Adviser

Third Avenue Management LLC serves as the Portfolio’s investment adviser.

Investment Sub-Adviser

Cadence Capital Management LLC serves as the Portfolio’s investment sub-adviser.

Portfolio Managers

Third Avenue Management LLC manages the Third Avenue Account

Matthew Fine, CFA, Portfolio Manager since September 2017.

Cadence Capital Management LLC manages the Cadence Account

J. Paul Dokas, CFA, Portfolio Manager since March 2020.

Robert E. Ginsberg, CFA, Portfolio Manager since March 2020.

Tax Information

You should consult the Account prospectus for specific information regarding the federal tax consequences of buying and holding a Contract and of investing in the Portfolio through an Account. The Statement of Additional Information for the Portfolio provides more specific information regarding the tax treatment of the Portfolio and of a Participating Insurance Company with respect to its ownership of shares of the Portfolio.

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Potential Conflicts of Interest - Financial Intermediary Compensation

Payments to Participating Insurance Companies and Financial Intermediaries.

The Portfolio and the Adviser and its affiliates may pay Participating Insurance Companies, or their affiliates, for services related to investments in Portfolio shares. Participating Insurance Companies, or their affiliates, may similarly pay broker-dealers or other financial intermediaries that sell Contracts. When received by a Participating Insurance Company, such payments may be a factor that the Participating Insurance Company considers in including the Portfolio as an investment option in its Contract. The prospectus or other disclosure document for the Contracts may contain additional information about these payments. When received by a financial intermediary, such payments may create a conflict of interest by influencing the financial intermediary and salesperson to recommend the Portfolio over other mutual funds available as investment options under a Contract. Ask the salesperson or visit the financial intermediary’s website for more information.

ABOUT FFI Strategies PORTFOLIO

Who May Want to Invest

The Portfolio may be appropriate for investors seeking long-term capital appreciation. The Portfolio is not appropriate for short-term investors or for those investors who cannot withstand the risk of loss.

Investment Risks

Market Risk. Prices of securities have historically fluctuated. The value of the Portfolio will similarly fluctuate and you could lose money. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages, changes in commodity prices, or increased production costs and competitive conditions within an industry. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses. Recently, the outbreak of a novel and contagious form of coronavirus (“COVID-19”) has adversely impacted global economic activity and contributed to significant volatility in certain markets.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Portfolio to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. In addition, the Sub-Adviser uses a systematic, proprietary, rules-based construction methodology to manage the Cadence Account. Investments selected using the Sub-Adviser’s methodology may perform differently than expected as a result of the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the methodology (including, for example, data problems and/or software issues). There is no guarantee that the Sub-Adviser’s use of quantitative methods will result in effective investment decisions. The Adviser and Sub-Adviser will apply their respective investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired result.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser or Sub-Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries.

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Dividend-Oriented Companies Risk. Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could reduce the value of the issuer’s stock and the yield of the Portfolio and lower performance for the Portfolio.  Lower priced securities in the Portfolio may be more susceptible to these risks.  Past dividend payments are not a guarantee of future dividend payments.  Also, the market return of high dividend yield securities in certain market conditions may perform worse than other investment strategies or the overall stock market.  The Portfolio’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market.

Small and Mid-Cap Risk. The Portfolio may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than those of larger companies. This can adversely affect the prices at which the Portfolio can purchase and sell these securities, and thus the value of the Portfolio’s shares.

Large-Capitalization Companies Risk. Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries and as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

Currency Risk. The Portfolio’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Portfolio may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Portfolio’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Currency Hedging Risk. The Adviser or Sub-Adviser may seek to hedge all or a portion of the Portfolio’s foreign currency risk. However, the Adviser or Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any effort to do so will be successful.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

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Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk. An unexpected increase in Portfolio redemption requests, including requests from participating insurance companies who may own a significant percentage of the Portfolio’s shares, which may be triggered by, among other things, market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. Other market developments can adversely affect debt securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e. “market making”) activities for certain debt securities, which could have the potential to decrease liquidity and increase volatility in the debt securities markets. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. If the Portfolio needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. As interest rates are at or near historic lows in the United States and other countries, this risk may be heightened. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. Longer-term securities may be more sensitive to interest rate changes. The prices of high-yield debt securities (“junk bonds”), unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

High-Yield and Distressed Risk. The Portfolio’s investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities.

Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Portfolio may also invest in distressed securities, which the Adviser or Sub-Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

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Insolvency and Bankruptcy Risk. The Portfolio’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Portfolio of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Portfolio and can adversely affect the Portfolio’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Portfolio. To the extent that any such payments are recaptured from the Portfolio the resulting loss will be borne by the Portfolio and its investors. The Adviser or Sub-Adviser, on behalf of the Portfolio, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s or Sub-Adviser’s participation would yield favorable results for the Portfolio, and such participation may subject the Portfolio to additional duties, liabilities and trading restrictions in a particular investment.

Real Estate Risk. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets.

Factors that could affect the value of the Portfolios’ holdings include the following:

•	overbuilding and increased competition;

•	increases in property taxes and operating expenses;

•	declines in the value of real estate;

•	lack of availability of equity and debt financing to refinance maturing debt;

•	vacancies due to economic conditions and tenant bankruptcies;

•	losses due to costs resulting from environmental contamination and its related clean-up;

•	changes in interest rates impacting property values borrowing costs, and real estate security prices;

•	changes in zoning laws;

•	casualty or condemnation losses;

•	variations in rental income;

•	changes in neighborhood vales; and

•	functional obsolescence and appeal of properties to tenants.

Cybersecurity Risk. As part of their business, the Adviser and Sub-Adviser both process, store and transmit large amounts of electronic information, including information relating to the transactions of the Portfolio. The Adviser, Sub-Adviser and Portfolio may be susceptible to operational and information security risk. Cybersecurity failures or breaches of the Portfolio or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Portfolio and its shareholders could be negatively impacted as a result.

Since the Portfolio is not limited to investing in stocks, the Portfolio may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a portfolio invested solely in stocks. Because of the Portfolio’s disciplined and deliberate investing approach, there may be times when the Portfolio will have a significant cash position. A substantial cash position can adversely impact the Portfolio’s performance in certain market conditions, and may make it more difficult for the Portfolio to achieve its investment objective.

9

MANAGEMENT

The Investment Adviser, Sub-Adviser and Distributor

Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is an investment adviser registered with the SEC that provides advisory services for the Portfolio. The Adviser manages a portion of the Portfolio’s investments, provides various administrative services and supervises the Portfolio’s daily business affairs, subject to the oversight of the Board of Trustees of Third Avenue Variable Series Trust (the “Trust”). The Adviser provides investment advisory services to 3 other open-end U.S. mutual funds with assets of approximately $1.2 billion as of March 31, 2020. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986.

Cadence Capital Management LLC, located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110, is the investment sub-adviser for the Portfolio. Cadence manages a portion of the Portfolio’s investments. Cadence is an investment adviser registered with the SEC that provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. As of March 31, 2020, accounts managed by Cadence had combined assets of approximately $1.7 billion. Cadence is wholly owned by Pacific Global Asset Management LLC, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660.

Foreside Fund Services, LLC (the “Distributor”), serves as the distributor of the Portfolio. The Distributor is not affiliated with the Adviser or Affiliated Managers Group Inc., which owns an indirect-majority equity interest in the Adviser. The Distributor receives no compensation from the Portfolio, although the Adviser pays the Distributor a fee for certain distribution-related services.

Advisory Fees

The Portfolio paid the Adviser a fee equal to 0.90% of its average daily net assets (effective rate of 0.56% after fee deferral) for the fiscal year ended December 31, 2019. The Portfolio’s Annual Report to Shareholders for the year ended December 31, 2019 contains a discussion of the basis of the Board of Trustees’ determination to continue the investment advisory arrangement and to approve the sub-advisory agreement with Cadence.

The Adviser has contractually agreed, in the Expense Limitation Agreement, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Net Annual Portfolio Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets subject to later reimbursement in certain circumstances. In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Portfolio Operating Expenses to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. The Expense Limitation Agreement can only be amended by agreement of the Adviser and the Independent Trustees to lower Net Annual Portfolio Operating Expenses and will terminate automatically in the event of termination of the Investment Management Agreement by one of the parties, effective upon the effectiveness of such termination. Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has voluntarily agreed not to request reimbursement through October 31, 2021 after which it may seek reimbursement if permitted by the terms of the Expense Limitation Agreement.

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Portfolio Managers

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, additional accounts that they manage, and ownership of shares in the Portfolio. The Third Avenue Account of the Portfolio is managed by a single portfolio manager and Cadence Account of the Portfolio is managed by co-portfolio managers. The Third Avenue portfolio manager is supported by Third Avenue’s full complement of securities analysts. The Cadence portfolio managers work collaboratively in developing investment strategies and selecting securities.

Matthew Fine, CFA

Mr. Fine is a Portfolio Manager of the FFI Strategies Portfolio. Mr. Fine also serves as a member of Third Avenue’s Management Committee.

Mr. Fine joined Third Avenue in 2000 and began working with Third Avenue’s international team in an effort to identify investment opportunities in the wake of the Argentine crisis of 2001. Mr. Fine has extensive global investment experience across developed and developing markets throughout North America, Latin America, Europe and Asia.

Mr. Fine joined Third Avenue’s research and portfolio management team as a research associate, the first position typically held by Third Avenue’s internally developed talent. He became a senior research analyst in 2008, a principal of the firm in 2009 and lead portfolio manager of the Third Avenue International Value Fund in 2014.

Mr. Fine holds a B.A. in Economics from Hamilton College. He is a CFA Charterholder, a member of the New York Society of Security Analysts and a member of the Board of Trustees of Suffield Academy.

J. Paul Dokas, CFA

Mr. Dokas is a Portfolio Manager of the FFI Strategies Portfolio. Mr. Dokas joined Cadence in 2013 and currently serves as Senior Portfolio Manager, Managing Director.

Prior to joining Cadence, Mr. Dokas was the Director - Investments at Hirtle Callaghan, responsible for the development of asset allocation models and the allocation of capital to investment strategies in the Hirtle Callaghan Funds. Mr. Dokas was also responsible for developing investment strategies to be used in the Hirtle Callaghan Funds. Before that, he was Senior Vice President at Delaware Investment Advisors where he led the Structured Products Group. Prior to joining Delaware Investments, Mr. Dokas worked at Bell Atlantic where he spent nearly ten years in various positions in the Trust Investment Group ending in the position of Director - Trust Investments. The Trust Investment Group was responsible for the oversight and management of approximately $20 billion in employee benefit trusts.

Mr. Dokas holds a BA from Loyola College, an MBA from the University of Maryland and added the Chartered Financial Analyst (CFA) designation in 1987.

Robert E. Ginsberg, CFA

Mr. Ginsberg is a Portfolio Manager of the FFI Strategies Portfolio. Mr. Ginsberg joined Cadence in the summer of 2011 and currently serves as a Senior Portfolio Manager, Managing Director.

Prior to joining Cadence, he was a Senior Analyst and Portfolio Manager at Invesco and Putnam Investments. At Putnam, Mr. Ginsberg also served as a Managing Director. Mr. Ginsberg started his investment career at Delaware Investments in Philadelphia where he worked as an Equity Analyst before being promoted to Portfolio Manager.

Mr. Ginsberg holds a BS in Economics and an MBA from The Wharton School at the University of Pennsylvania. He added the Chartered Financial Analyst (CFA) designation in 2000.

11

SHAREHOLDER GUIDE

Purchase of Shares

The Portfolio is open for business each day the New York Stock Exchange (“NYSE”) is open for trading. The Portfolio offers its shares only to Accounts of Participating Insurance Companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of Contracts. The Participating Insurance Company is responsible for properly transmitting purchase orders and funding such purchases. Contract owners should consult the prospectus of the relevant Account for more information about buying Portfolio shares. The Portfolio reserves the right to reject any order for the purchase of shares.

The Adviser utilizes a portion of its assets to pay certain Participating Insurance Companies that make the Portfolio available as an investment option in its insurance products for shareholder servicing and administrative services. Subject to tax limitations and approval by the Board of Trustees, the Portfolio pays a portion of these charges representing savings of expenses the Portfolio would otherwise incur in maintaining fully separate shareholder accounts for those who invest in the Portfolio through these programs.

Price of Shares

The price of the Portfolio’s shares is based on its NAV. The Portfolio values its assets, based on current market values when such values are available. The NAV per share of the Portfolio is calculated as follows:

The Portfolio’s NAV per share is calculated once daily as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Portfolio’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that such Portfolio determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Portfolio does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Portfolio. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the Exchange are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Portfolio’s procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market- based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.

Securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The Portfolio may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Portfolio prices its shares. Significant events may include: (i) a substantial gap between the closing time of a non-U.S. exchange and the close of the Exchange, (ii) events impacting a single issuer, (iii) governmental actions that affect securities in one sector or country, (iv) natural disasters or armed conflict, or (v) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Redemption of Shares

Shares of the Portfolio generally may be redeemed by the Accounts of the Participating Insurance Companies on any day during which the NYSE is open. Individuals may not place sell orders directly with the Portfolio. Portfolio shares will be redeemed at the NAV next calculated after the redemption order, in proper form, is received in good order by the Participating Insurance Companies. The Participating Insurance Company is responsible for properly transmitting redemption orders. Contract owners should consult the prospectus of the relevant Account of the Participating Insurance Company for more information about selling Portfolio shares.

Payment of Redemption Proceeds

The Portfolio will usually make payment for redemptions of shares to the Accounts of the participating insurance companies within one business day, but not later than seven calendar days, after receipt of a redemption request.

Under normal circumstances, the Portfolio expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  The Portfolio also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in kind”), to the extent the composition of the Portfolio’s investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances:  (1) the Adviser determines that a redemption in-kind (i) is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Portfolio and (iii) is in the best interests of the Portfolio; (2) to manage liquidity risk (i.e., the risk that the Portfolio could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio); (3) in stressed market conditions; or (4) subject to the approval of the Trust’s board in other circumstances identified by the Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Portfolio immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

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Frequent Trading

The Portfolio is intended for long-term investors and not for those who wish to trade frequently in its shares. The Portfolio discourages frequent purchases and redemptions of Portfolio shares and will not knowingly accommodate frequent trading in Portfolio shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Portfolio shares, commonly referred to as “market timing,” because such activities are disruptive to the management of the Portfolio, and may increase Portfolio expenses and negatively affect the Portfolio’s performance. The Portfolio believes that excessive short-term trading of Portfolio shares creates risks for the Portfolio and its long-term investors, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Portfolio require that the Adviser monitor the trading activities of the Accounts on a regular basis. If the Adviser determines, in its sole discretion, that an Account shows a pattern of excessive trading and/or excessive exchanging in the Portfolio, it will then consult with the relevant Participating Insurance Company and will seek to have future purchases of Portfolio shares by the relevant Contract owners restricted. The Adviser will keep the Board of Trustees informed quarterly regarding the implementation of these frequent trading policies and procedures. The Portfolio reserves the right to refuse a purchase order for any reason if the Adviser believes, in its sole discretion that an Account is engaging in short-term trading activities that may be harmful to the Portfolio and its investors.

Transactions accepted by a Participating Insurance Company from an investor who has previously been barred from future purchases are not deemed accepted by the Portfolio and may be cancelled or revoked within two days of detection by the Portfolio. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as practicable, which may be as little as one day or as long as 15 days, depending on the type and status of payment at the time of detection.

If the Portfolio determines that a Participating Insurance Company may not be acting properly to prevent short-term trading, the Portfolio has the right to access information about beneficial shareholder transactions in Accounts of Participating Insurance Companies held through omnibus accounts, benefit plans or other intermediaries and intends to do so. Utilizing these information rights will assist the Portfolio in preventing short-term trading, although there is always some risk that a Contract owner acting through an Account might be able to engage in short-term trading to the detriment of the Portfolio.

Certain Expenses

Contract owners will bear various distribution-related and insurance-related costs at the Account level and should refer to the accompanying Account prospectus for a summary of such fees and expenses.

General

The Portfolio expects to pay dividends from its investment company taxable income (which includes short-term capital gains) and to distribute any realized net capital gains to the Accounts, in each case at least annually. All dividends and capital gain distributions from the Portfolio are automatically reinvested by the Accounts in additional shares of such Portfolio. Net capital gains represent the excess of net long-term capital gains over net short-term capital losses.

14

GENERAL INFORMATION ABOUT TAXES

The Portfolio has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. The Portfolio expects to distribute substantially all of its investment company taxable income and net capital gains at least annually.

The Participating Insurance Company that issued the Contract (and not the holder of the Contract) will generally be treated as the owner of the Portfolio shares for U.S. federal income tax purposes, as long as there is compliance with certain rules, described below. This permits the holder of the Contract to defer recognition of any income or gain distributed by the Portfolio or of any gain from the sale of appreciated Portfolio shares credited to the value of the Contract until the holder takes a distribution from the Contract. For this purpose, the Code requires that certain diversification and investor control requirements be satisfied. The diversification rules generally provide that if by the end of a calendar quarter (or within 30 days thereafter) no more than 55% of the total assets of the Portfolio are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments, the Portfolio will be treated as adequately diversified. Under these rules, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. In addition, to satisfy the investor control rules, the Code requires that all Portfolio shares be owned exclusively by Participating Insurance Companies in support of Contracts (certain other permitted investors, such as qualified pension funds, may also own Portfolio shares) and that the Portfolio maintain its tax status as a regulated investment company. The Portfolio intends to satisfy the diversification and investor control requirements of the Code and to maintain its status as a regulated investment company.

You should consult the Account prospectus for specific information regarding the U.S. federal income tax consequences of buying and holding a Contract and of investing in the Portfolio through an Account. The Statement of Additional Information for the Portfolio contains a more detailed summary of the U.S. federal income tax rules that apply to the Portfolio and its Participating Insurance Company shareholders. The preceding discussion is meant to provide only a general summary of the potential U.S. federal income tax consequences of an investment in the Portfolio through the purchase of a Contract. Legislative, judicial or administrative action may change the tax rules that apply to the Portfolio, its Participating Insurance Company shareholders and/or the Contract holders. Any such change may be retroactive. You should consult your tax advisor concerning the tax consequences of the purchase of a Contract and an investment in the Portfolio.

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FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the last five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the December 31, 2019 financial statements appear in the Portfolio’s 2019 Annual Report to Shareholders. These figures do not reflect charges assessed at the Contract or Account level. If any such charges were included, returns would be lower.

Selected data (for a share outstanding throughout each year) and ratios are as follows:
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$14.45		$18.48	$16.41	$14.74	$16.80
Income/(loss) from investment operations:
Net investment income@	0.21	**	0.15 ‡	0.07 *	0.15 +	0.08
Net gain/(loss) on investment transactions (both realized and unrealized)	1.58		(3.84)	2.15	1.65	(1.58)
Total from investment operations	1.79		(3.69)	2.22	1.80	(1.50)
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.04)		(0.34)	(0.15)	(0.13)	(0.56)
Total dividends and distributions	(0.04)		(0.34)	(0.15)	(0.13)	(0.56)
Net asset value, end of year	$16.20		$14.45	$18.48	$16.41	$14.74
Total return[1]	12.46%		(20.34%)	13.59%	12.22%	(8.89%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$62,641		$61,610	$87,029	$88,670	$95,309
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.64%		1.48%	1.42%	1.41%	1.23%
After fee waivers/expense offset arrangement[2]	1.30	%#	1.30%#	1.30%#	1.30%#	1.22%
Ratio of net investment income to average net assets	1.34	%**	0.83%‡	0.38%*	0.99%+	0.49%
Portfolio turnover rate	31%		72%	28%	24%	22%

1	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower in certain periods if the Adviser had not waived certain fees. Conversely, total return would have been higher in certain periods if the Adviser had not recovered previously waived fees. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.30%.
@	Calculated based on the average number of shares outstanding during the year.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.41%.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.16%.
*	Investment income per share reflects a special dividend received during the period which amounted to $0.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.12%.
+	Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.58%.
#	The Adviser waived a portion of its fees.

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Third Avenue Funds

622 Third Avenue

New York, NY 10017

Phone (212) 888-5222

Toll Free (800) 443-1021

Investment Adviser

Third Avenue Management LLC

622 Third Avenue

New York, NY 10017

www.thirdave.com

FOR MORE INFORMATION

More information on the Portfolio is available free upon request, including the following:

•	Shareholder Reports - Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to Shareholders. The Portfolio’s Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

•	Statement of Additional Information (SAI) - The SAI provides more detailed information about the Portfolio, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the Portfolio’s SAI and Shareholder Reports without charge, upon request, and otherwise make inquiries to the Portfolio by writing or calling the Portfolio at 622 Third Avenue, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

Reports and other information about the Portfolio may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov. Reports and other information about the Portfolio are also available on the SEC’s Internet Web site http://www.sec.gov.

The Trust’s SEC file number is 811-09395.

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STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2020

THIRD AVENUE VARIABLE SERIES

TRUST

FFI Strategies Portfolio

(Formerly, THIRD AVENUE VALUE PORTFOLIO)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read together with the Prospectus of the FFI Strategies Portfolio (the “Portfolio”) dated April 30, 2020. The Portfolio’s Annual and semi-annual reports to Shareholders are incorporated by reference in this SAI (are legally considered part of this SAI). A copy of the Prospectus and the Portfolio’s reports to shareholders may be obtained without charge by writing to the Portfolio at 622 Third Avenue, New York, NY 10017, or by calling the Portfolio at (800) 880-8442 (toll free) or (212) 888-5222.

GENERAL INFORMATION

This SAI is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Variable Series Trust (the “Trust”). The Trust is an open-end management investment company, which currently consists of one diversified investment series: FFI Strategies Portfolio (formerly, THIRD AVENUE VALUE PORTFOLIO) (the “Portfolio”). The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to an Agreement and Declaration of Trust dated June 16, 1999.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes for the purpose of funding variable life insurance policies and variable annuity contracts.

INVESTMENT POLICIES AND RISKS

The Prospectus discusses the investment objective of the Portfolio and the principal investment strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolio may invest, additional strategies that the Portfolio may utilize, and certain risks associated with such investments and strategies.

The Portfolio expects to invest in a broad range of securities and other instruments subject to the Portfolio’s principal investment strategies. The particular types of investments and the percentage of the Portfolio’s assets invested in each type will vary depending on where the adviser, Third Avenue Management LLC (the “Adviser” or “Third Avenue”), or the sub-adviser, Cadence Capital Management LLC (the “Sub-Adviser” or “Cadence”), sees the most value at the time of investment. The Portfolio utilizes a multi-manager, multi-strategy approach whereby the Portfolio’s assets are allocated between the Adviser and a Sub-Adviser in percentages determined at the discretion of the Adviser. Currently, the Adviser anticipates allocating approximately 50% of the Portfolio’s assets to the Sub-Adviser. In managing the portion of Portfolio’s assets allocated to it (the “Third Avenue Account”), Third Avenue seeks to acquire common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Sub-Adviser in managing the portion of the Portfolio allocated to it (the “Cadence Account”) utilizes its global equity income strategy that attempts to generate a high and growing income stream, competitive total return, and lower overall risk. The following is a description of the different types of investments in which the Portfolio may invest and certain of the risks relating to those investments.

There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act (defined below), including the so-called “Volcker Rule” and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the Securities and Exchange Commission (the “SEC”). Until any policy changes are finalized, it cannot be known whether the Portfolio and its investments or future investments may be positively or negatively affected or the impact of continuing uncertainty. Although it is impossible to predict the impact, if any, of these changes to the Portfolio’s business, they may adversely affect the Portfolio’s business, financial condition, operating results and cash flows.

EQUITY SECURITIES

The Portfolio may invest in equity securities.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio’s shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Portfolio thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser or Sub-Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s or Sub-Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser and Sub-Adviser do not emphasize market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets.

The Portfolio may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

CONVERTIBLE SECURITIES

The Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

DEBT SECURITIES

The Portfolio may invest in debt securities, including but not limited to “mezzanine” issues such as non-convertible subordinated debentures. (See “Collateralized Debt Obligations” below and “High-Yield Debt Securities” below)

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater for securities with longer maturities.

The Portfolio does not intend to invest more than 35% of its total assets in debt of any kind, including the debt instruments described below, loan interests purchased from third parties and direct loans made by the Portfolio. For purposes of complying with this 35% limit, the Portfolio includes loans made by the Portfolio that are subject to its non-fundamental policy limiting loans to 33-1/3% of the Portfolio’s total assets.

MORTGAGE-BACKED SECURITIES

The Portfolio may opportunistically invest in mortgage-backed securities and derivative mortgage-backed securities, but does not intend to invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser or Sub-Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Portfolio may provide high yield and total return in relation to risk levels. The Portfolio intends to invest in these securities only when the Adviser or Sub-Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See “Debt Securities.” However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Portfolio invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Portfolio that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with and other real-estate related direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Portfolio to the extent that it invests in mortgage- backed securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) but also may be issued or guaranteed by other issuers, including private companies.

Mortgage-backed securities issued by GNMA are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Securities issued by GNMA are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA issued securities are backed by the mortgages included in the pool. Securities endorsed by GNMA, then are sold by the issuer through securities dealers. GNMA issued securities bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on GNMA issued securities. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a GNMA issued security are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA security. Payments to holders of GNMA securities consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a GNMA issued security is calculated by dividing interest payments by the purchase price paid for the GNMA issued security (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA issued securities.

Mortgage-backed securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Portfolio’s investments in mortgage-based securities may include those that are issued by private issuers, and, therefore, may have some exposure to subprime loans as well as to the mortgage and credit markets generally. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-based securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

The Portfolio may opportunistically invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to, and having many of the same risks as, the mortgage-related securities described above, as well as risks that are not presented by mortgage-backed securities, but does not intend to do so as a principal strategy. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS

The Portfolio may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by the U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be a formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. The Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

HIGH-YIELD DEBT SECURITIES

The Portfolio may invest in high-yield debt, which are securities rated below investment grade by some or all relevant independent rating agencies (below Baa by Moody’s Investors Service Inc. (“Moody’s”); below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings (“Fitch”)) and unrated debt securities of similar credit quality, commonly referred to as “junk bonds”. See also “Debt Securities” and “Restricted and Illiquid Securities.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Portfolio also invests in distressed securities, which the Adviser or Sub-Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The Portfolio does not intend to invest more than 35% of its total assets in high-yield debt securities. The ratings of Moody’s, Standard & Poor’s and Fitch represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio depends on the Adviser’s or Sub-Adviser’s credit analysis to identify investment opportunities. For the Portfolio, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

The market price and yield of bonds rated below investment grade are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. The Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower, Standard & Poor’s of C1 or lower or Fitch of B to C). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code or the equivalent in countries outside the U.S.

DISTRESSED AND DEFAULTED SECURITIES

The Portfolio may also invest in distressed securities, which the Adviser or Sub-Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy proceedings. The Portfolios investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The Portfolio does not intend to invest more than 35% of its total assets in distressed securities.

Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Portfolio invests, the Portfolio may lose its entire investment, may be required to accept cash or securities with a value of less than the Portfolio’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Portfolio adequately for the risks assumed.

A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser or Sub-Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Portfolio may invest. There is also no assurance that the Adviser or Sub-Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser or Sub-Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

The Portfolio may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Portfolio will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Portfolio will be able to successfully defend against them.

Defaulted securities will be purchased or retained if, in the opinion of the Adviser or Sub-Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Portfolio may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid a certain excise tax, the Portfolio may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS, DIRECT DEBT AND RELATED INSTRUMENTS

The Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party. The Portfolio may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. The Portfolio does not intend to invest more than 35% of its total assets in loans, direct debt and related instruments. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. The markets in loans are not regulated by federal securities laws or the SEC. The Portfolio will not make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of its total assets (including such loans), except that direct investments in debt instruments (including, without limitation, high-yield bonds (commonly known as “junk bonds” or “junk debt”)), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments shall not be deemed loans for the purpose of this limitation.

Senior Loans

The Portfolio may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are determined periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. For the floating rate securities that use LIBOR, which is being phased out by the end of 2021, as a benchmark rate, there remains some uncertainty with respect to the future use of LIBOR and any replacement rate. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Portfolio invests primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Portfolio will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Portfolio invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Portfolio’s investments in Senior Loans will be more dependent on the analytical abilities of the Adviser or Sub-Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser or Sub-Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Loan Participations and Assignments

The Portfolio may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the Borrower, together with Agent Banks, are referred herein as “Intermediate Participants.” A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

The Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Portfolio also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party. When the Portfolio purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The Portfolio may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

TRADE CLAIMS

The Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

The Portfolio may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for the Portfolio. The Portfolio seeks to avoid investing in securities in countries where there is no requirement to provide public financial information, or where the Adviser or Sub-Adviser deems such information to be unreliable as a basis for analysis.

The value of the Portfolio investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Portfolio’s securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency and other restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio may determine not to hedge or to hedge only partially its currency exchange rate exposure, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, the Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Portfolio may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

In a referendum held on June 23, 2016, the U.K. resolved to leave the European Union (“EU”) (“Brexit”), and the U.K. officially left the EU at the end of January 2020. Brexit has introduced uncertainties and instability in the financial markets. The Portfolio will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Portfolio has exposure and any other assets that the Portfolio invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than it has been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. leaves the EU and seeks to negotiate the terms of its future trading relationships.

DEVELOPED AND EMERGING MARKETS

The Portfolio may invest in issuers located in both developed and emerging markets. The Trust considers the world’s industrialized markets to generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; and the world’s emerging markets to generally include but are not limited to the following: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Some markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively known as “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their original markets and currencies. ADRs, GDRs and EDRs are subject to many of the same risks as the foreign securities to which they relate.

RESTRICTED AND ILLIQUID SECURITIES

The Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines adopted by the Board of Trustees. The Adviser will monitor the liquidity of securities held by the Portfolio and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Portfolio to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Portfolio.

Rule 22e-4 under the 1940 Act requires, among other things, that the Portfolio establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund, the Portfolio has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Adviser as the administrator of the Program (the "LRMP Administrator").  The LRMP Administrator has delegated its responsibilities to the Adviser’s Liquidity Working Group to serve as the LRMP Administrator for the Portfolio.  The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Portfolio investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Portfolio’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that the Portfolio investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Portfolio can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Portfolio’s performance and its ability to achieve its investment objective.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely saleable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees of the Trust (the “Board”). The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly, the Adviser or Sub-Adviser will monitor their liquidity. The Adviser or Sub-Adviser will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Portfolio treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Portfolio’s liquidity.

The Portfolio may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Trust may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Portfolio’s investment program which may reduce certain of the costs (e.g., tax consequences) to the Portfolio.

RELATIVELY NEW ISSUERS

The Portfolio may invest occasionally in the securities of selected relatively new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser or Sub-Adviser, a temporary defensive posture is appropriate, the Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio’s investment objective and might impact the Portfolio’s performance. When the Portfolio invests for temporary defensive purposes, it may not achieve its investment objective.

DEMAND DEPOSIT ACCOUNTS

The Portfolio may hold a significant portion of its cash assets in demand deposit accounts (“DDAs”) at the Portfolio’s custodian or another depository institutional insured by the Federal Deposit Insurance Corporation (the “FDIC”). DDAs are insured by the FDIC up to $250,000. The FDIC is an independent agency of the U. S. Government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. Government.

BORROWING

The Portfolio may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the Portfolio’s total assets at the time of borrowing.

OTHER INVESTMENT COMPANIES

The Portfolio may invest in securities of other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally requires that after the Portfolio’s purchase of securities of another investment company, the Portfolio does not: (i) own more than 3% of the total voting stock of any one investment company; (ii) invest more than 5% of the Portfolio’s total assets in any one investment company; or (iii) invest more than 10% of the Portfolio’s total assets in investment companies in the aggregate. The Adviser will charge an advisory fee on the portion of the Portfolio’s assets that are invested in securities of other investment companies. Thus, shareholders may be responsible for a “double fee” on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

If other accounts advised by the Adviser or Sub-Adviser wish to invest in, or dispose of, the same securities as the Portfolio, available investments will be allocated equitably to the Portfolio and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

SECURITIES LENDING

The Portfolio may, but currently does not intend to, lend its portfolio securities to qualified institutions. By lending its portfolio securities, the Portfolio would attempt to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

The Portfolio will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including the value of all assets received as collateral for the loan). Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board.

The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, the Portfolio shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

The Portfolio did not engage in securities lending activities during the year-ended December 31, 2019.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Portfolio, individually or together with other funds and accounts managed by the Adviser or Sub-Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Portfolio or other funds and accounts managed by the Adviser or Sub-Adviser obtain such a position, the Adviser or Sub-Adviser may be required to make filings with the SEC, or foreign regulatory agencies, concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Portfolio to dispose of their holdings at the times and in the manner the Portfolio would prefer. In addition, it is possible, although unlikely, that the Portfolio might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of the business structure may be ignored.

Further, the Adviser or Sub-Adviser may designate directors to serve on the boards of directors of companies in which the Portfolio invests. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Portfolio or the Adviser or Sub-Adviser is a controlling person and thus is liable for securities law violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g. extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violated their fiduciary or other duties to a portfolio company or failed to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Portfolio nor the Adviser or Sub-Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Portfolio may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Portfolio will succeed in obtaining control positions. This could result in the Portfolio’s investments being frozen in minority positions and could incur substantial losses.

SHORT SALES

The Portfolio may occasionally engage in short sales. In a short sale transaction, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete a short sale transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.

COMMODITIES

The Portfolio may, but currently does not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Portfolio may invest in various instruments that are commonly known as “derivatives.” The Portfolio may invest in derivatives for various hedging and non-hedging purposes, including to hedge against foreign currency risk, market volatility and concentration risk. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to obtain exposure to a potentially large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser or Sub-Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Portfolio. In most circumstances, derivatives will not be used to increase Portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. However, derivatives transactions typically involve greater risks than if the Portfolio had invested in the reference asset or obligation directly, since, in addition to general market risks, they may be subject to valuation risk, illiquidity risk, counterparty risk, credit risk and/or correlation risk. The use of derivatives for non-hedging purposes may be considered speculative. The SEC has issued a proposed rule relating to the Portfolio’s use of derivatives and related instruments which, if adopted, could potentially require the Portfolio to observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Portfolio.

The Portfolio has claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) under the Commodities Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a CPO under the CEA.

The Portfolio may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the Portfolio continues to claim the exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to claim this exclusion, if the Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (the “CFTC”)) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s net asset value (“NAV”) (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.

If the Portfolio were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Portfolio would withdraw its exclusion from the definition of CPO and the Adviser would become subject to regulation as a CPO with respect to the Portfolio. In addition, the Portfolio’s disclosure documents and operations would need to comply with all applicable CFTC regulations, in addition to all applicable SEC regulations. Compliance with these additional regulatory requirements may increase Portfolio expenses.

Options on Securities

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (covered options) in an attempt to increase income. However, in so doing the Portfolio may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Portfolio must sell the security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Portfolio’s obligations. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction for an option it has written, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Portfolio’s custodian.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

The Portfolio normally purchases put options in anticipation of a decline in the market value of securities in the Portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio’s holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of any underlying Portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the options markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfil their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser or Sub-Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Trust’s Board. Unless the Board concludes otherwise, the Portfolio intends to treat OTC Options and the assets used to “cover” OTC Options as not readily marketable and therefore subject to the Portfolio’s 15% limitation on investment in illiquid securities.

Options on Securities Indices

In addition to options on securities, the Portfolio may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under “Options on Securities.”

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices is subject to the Adviser’s or Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

The Portfolio may, to the extent allowed by federal securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser or Sub-Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser or Sub-Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser or Sub-Adviser may be forced to liquidate Portfolio securities to meet settlement obligations.

Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by U.S. federal securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts. The successful use of futures contracts and options thereon draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and usually depends on the Adviser’s or Sub-Adviser’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities, although the Portfolio does not intend to do so as a principal investment strategy. The Portfolio may opportunistically enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills, although the Portfolio does not intend to do so as a principal investment strategy. The Portfolio may also opportunistically enter into futures contracts which are based on bonds issued by governments other than the U.S. Government, although the Portfolio does not intend to do so as a principal investment strategy. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio provides or receives cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of the Portfolio with its futures brokers, the Portfolio must segregate at its custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser or Sub-Adviser may still not result in a successful transaction.

Futures contracts entail risks. Although the Adviser or Sub-Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser’s or Sub-Adviser’s investment judgment about the general direction of the index or value of the underlying asset is incorrect, the overall performance of the Portfolio would be poorer than if they had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Domestic and Foreign Securities Indices. The Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser or Sub-Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Portfolio securities. For example, the Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its Portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

Credit Default Swaps. The Portfolio may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Equity Swaps. In an equity swap agreement one party typically makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying equity security or securities or an index of equity securities. Some equity swaps may involve both parties’ return being based on equity securities and/or indexes.

CURRENCY EXCHANGE TRANSACTIONS

Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by the Portfolio to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s or Sub-Adviser’s long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser and Sub-Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio’s foreign currency denominated Portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contracts to hedge or cross-hedge its assets. The Portfolio’s cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which Portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of Portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser or Sub-Adviser anticipates that the currency will appreciate in value.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser or Sub-Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in a currency other than the currency underlying the option but which is expected to move similarly. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio’s ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio’s 15% limit on illiquid securities.

CYBERSECURITY RISKS

The Portfolio and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Sub-Adviser, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Portfolio’s ability to calculate its NAV; impediments to trading for the Portfolio’s portfolio; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

PORTFOLIO TURNOVER

There has not been any significant variation in Portfolio’s portfolio turnover rate over the most recently completed fiscal year. The Adviser anticipates an increase in the Portfolio’s portfolio turnover rate from that reported in the Portfolio’s Prospectus for the last fiscal year due to trades related to the addition of Cadence as Sub-Adviser.

INVESTMENT RESTRICTIONS

For the benefit of shareholders, the Portfolio has adopted the following restrictions, which are FUNDAMENTAL policies and, together with the Portfolio’s investment objective, cannot be changed without the approval of a majority of the Portfolio’s outstanding voting securities. As used in this SAI, any matter requiring shareholder approval of a “majority of the outstanding voting securities” means the vote at a shareholder meeting of (i) 67% or more of the voting securities of the Portfolio present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

The Portfolio may not:

1.	Borrow money or pledge, mortgage or hypothecate any of its assets except that the Portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Portfolio’s total assets when the borrowing is made. In no circumstances will the Portfolio pledge any of its assets in excess of the amount permitted by law.

2.	Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.

3.	Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

4.	Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

5.	Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

6.	Invest 25% or more of the value of its total assets in any one industry or group of industries.

7.	Purchase securities of any issuer unless such purchase is consistent with the maintenance of the Portfolio’s status as a diversified company under the Investment Company Act of 1940, as amended;

The Portfolio is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. The Portfolio is not required to liquidate an existing position solely because a change in the market value of an investment or a change in the value of the Portfolio’s net or total assets causes it not to comply with the restriction at a future date.

Section 18(f)(1) of the 1940 Act prohibits a registered open-end investment company from issuing any class of senior security or selling any senior security of which it is the issuer, except that such investment company is permitted to borrow from any bank; provided, however, that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the company. “Senior security” is defined in Section 18 of the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

With respect to Investment Restriction #1, the Portfolio will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets. In the unlikely event that debt exceeds 5% of the Portfolio’s assets at any time, the Adviser would take steps to reduce debt below this level within three business days in accordance with Section 18 of the 1940 Act.

As noted above, for purposes of Investment Restriction #4, borrowings by the Portfolio are not considered to be senior securities. In addition, collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of senior securities.

As a non-fundamental policy, the Portfolio will not make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of the Portfolio’s total assets (including such loans), except that direct investments in debt instruments (including, without limitation, high-yield bonds (commonly known as “junk bonds” or “junk debt”), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies) shall not be deemed loans for the purpose of this limitation.

The Portfolio may, but currently does not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

The Portfolio may not purchase, hold or deal in real estate, except that it may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

MANAGEMENT OF THE TRUST

Board of Trustees of the Trust

Board’s Oversight Role in Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, in addition to the Sub-Adviser have responsibility for the day-to-day management of the Portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board interacts with and receives reports from the Trust’s officers, senior personnel of the Adviser and Sub-Adviser and the Trust’s other service providers. The Board’s audit committee and nominating and governance committee (each of which consists of three Independent Trustees (as defined below)) meets during their scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s principal financial officer. The Board also receives periodic presentations from the Trust’s officers, the Adviser, Sub-Adviser and other service providers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks to the Trust. In addition, the Adviser, Sub-Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolio. The Board also receives reports from counsel to the Trust regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Adviser or Sub-Adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Trust’s Trustees are Independent Trustees, including the Chairman of the Board. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with management, is appropriate in light of the specific characteristics and circumstances of the Portfolio, including, but not limited to: (i) the services that the Adviser and Sub-Adviser and other service providers provide to the Portfolio and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the portfolios are conducted by the Trust’s officers and employees of the Adviser and Sub-Adviser; and (iii) the Board’s oversight of the Portfolio.

Information about Each Trustee’s Experience, Qualifications, Attributes or Skills. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Trust counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate.

The Board evaluates its performance on an annual basis. In its annual evaluation of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its portfolios. The summaries set forth below as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

Several of the Trustees also serve on the boards of other fund complexes. Additional information about each Trustee is included in the table that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

Each of the Trustees oversees four mutual funds in the Fund Complex (defined below) that are advised by the Portfolio’s Adviser. The Fund Complex includes three series in the Third Avenue Trust and one portfolio in the Trust (the “Fund Complex”).

Correspondence intended for any Trustee, or Trust officer who is not a Trustee can be sent to Secretary of Third Avenue Trust, c/o Mr. Vincenzo Scarduzio, Bank of New York Mellon Investment Services (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

Trustees and Officers

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, the Sub-Adviser or Foreside Fund Services LLC, the distributor and principal underwriter of the Trust (“Distributor”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	4	FundVantage Trust (44 portfolios); Optimum Fund Trust (registered investment company with 6 portfolios).

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	University Professor, Widener University.	4	FundVantage Trust (44 portfolios);

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	4	FundVantage Trust (44 portfolios); Brinker Capital Destinations Trust (registered investment company with 10 portfolios)

Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	4	FundVantage Trust (44 portfolios); Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	4	FundVantage Trust (44 portfolios); Copeland Trust (registered investment company with 3 portfolios)

(1) The Fund Complex includes the Portfolio and three series of the Third Avenue Trust (the “Fund Complex”).

Principal Trust Officers

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. Richard Keyes Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Gabriella Mercincavage Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2019.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of Lebisky Compliance Consulting LLC since October 2015; Consultant, Duff & Phelps LLC since 2016; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) from 2015 to 2018; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee consists of Messrs. Christian, Mansur and Wynne. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. During the fiscal year ended December 31, 2019, the Audit Committee, at times comprised of the Trust’s previous Trustees, held three meetings. The Nominating and Governance Committee consists of Messrs. Christian and Mansur and Ms. Wolcott. The Nominating and Governance Committee was formed on October 17, 2019 and is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. For the period from October 17, 2019 until December 31, 2019 there were no meetings of the Nominating and Governance Committee held.  Effective October 17, 2019, the Fair Value Committee was dissolved and a Valuation Committee was established under the Trust’s Fair Value Pricing Procedures. The Valuation Committee is comprised of the Trust’s President, Treasurer, CCO and at least one Trustee and reports to the Board on at least a quarterly basis.

The Trust and the Third Avenue Trust each bear the Trustees’ fees and expenses in proportion to the percentage of aggregate net assets represented by each. Trustees do not receive any pension or retirement benefits.

For the fiscal year ended December 31, 2019, the aggregate amount of compensation paid to each Trustee by the Trust and the Fund Complex is listed below.

COMPENSATION TABLE

NAME AND POSITION HELD	AGGREGATE COMPENSATION FROM THE TRUST FOR FISCAL YEAR ENDED DECEMBER 31, 2019*		TOTAL COMPENSATION FROM FUND COMPLEX PAID TO TRUSTEES FOR FISCAL YEAR ENDED DECEMBER 31, 2019*

William E. Chapman, II(1), Trustee	$1,564.74	*	$57,078.80	*
Lucinda Franks(1), Trustee	$1,463.81	*	$53,328.80	*
Edward J. Kaier(1), Trustee	$1,551.28	*	$56,578.80	*
Eric Rakowski(1), Trustee	$1,463.81	*	$53,328.80	*
Patrick Reinkemeyer(1), Trustee	$1,448.29	*	$52,828.80	*
Charles C. Walden(1), Trustee and Chairman	$1,954.89	*	$71,252.72	*
Robert C. Christian(2), Trustee	$242.22		$8,652.17
Iqbal Mansur(2), Trustee	$253.78		$9,065.22
Nicholas M. Marsini, Jr(2), Trustee and Chairman	$272.80		$9,744.57
Nancy B. Wolcott(2), Trustee	$233.22		$8,402.17
Stephen M. Wynne(2), Trustee	$259.56		$9,271.74

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $312.88 and $11,389.39 for the Trust and Fund Complex, respectively, for all Independent Trustees as a group.
(1)	Resigned from the Board effective October 17, 2019
(2)	Became a Trustee effective October 17, 2019

TRUSTEE SHARE OWNERSHIP

The following chart provides information about each Trustee’s share ownership in the Portfolio and the Fund Complex as of December 31, 2019:

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Portfolio*		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Fund Complex

Robert J. Christian	$	None	None
Iqbal Mansur	$	None	None
Nicholas M. Marsini, Jr.	$	None	None
Nancy B. Wolcott	$	None	None
Stephen M. Wynne	$	None	None

*	The Trustees of the Trust do not own shares of the Portfolio because shares are only available through the purchase of Contracts (as defined in the Prospectus).

PRINCIPAL STOCKHOLDERS

On March 31, 2020, to the knowledge of the management of the Portfolio, only IDS Life Insurance Company, which owned 2,046,899.952 shares (54.63% of the outstanding shares), Ameritas Life Insurance Corp. Separate Account VA-2 which owned 524,117.530 shares (13.99% of the outstanding shares) and Ameritas Variable Life Insurance Corp. Separate Account V, which owned 476,357.802 shares (12.71% of the outstanding shares), in each case, on behalf of holders of variable annuity contracts, owned more than 5% of the outstanding shares of the portfolio. As of March 31, 2020, Directors and Officers, as a group owned less than 1% of the Portfolio’s outstanding common stock as of such date.

INVESTMENT ADVISER

The investment adviser to the Third Avenue Variable Series Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser. The day-to-day activities of the Adviser, including all investment advice and oversight of Cadence as Sub-Adviser, are managed by the Adviser’s senior management. Accounts managed by the Adviser had combined assets, as of March 31, 2020, of approximately $1.2 billion.

The Adviser or its affiliates pay certain costs of marketing the Portfolio out of their own resources. The Adviser or its affiliates may also share with Participating Insurance Companies (as defined in the Prospectus) certain marketing expenses, sponsor informational meetings, seminars, investor awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources for providing recordkeeping, subaccounting, transaction processing and other administrative, servicing or distribution-related services. These payments are in addition to any fees that may be paid by the Portfolio for these types or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among parties receiving such payments. Such payments may provide incentives for parties to make investment products which invest in the Portfolio available to their customers, and may result in the Portfolio having greater access to investments by such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the Portfolio’s expenses or the price of Portfolio shares.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell Contracts which may invest in the Portfolio.

INVESTMENT Sub-Adviser

A portion of the assets of the Portfolio are managed by Cadence pursuant to a sub-advisory agreement among the Trust, on behalf of the Portfolio, the Adviser, and Sub-Adviser. The Sub-Adviser is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. The Sub-Adviser is wholly-owned by Pacific Global Asset Management LLC, a wholly owned subsidiary of Pacific Life Insurance Company. The Sub-Adviser is located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110. The Sub-Adviser provides investment management services to a number of institutional accounts, including corporate plans, college endowment funds and foundations. Accounts managed by the Sub-Adviser had combined assets, as of March 31, 2020, of approximately $1.7 billion.

The Adviser has allocated a portion of the Portfolio’s assets to the Sub-Adviser. The Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with the Portfolio’s investment objective, policies and restrictions. The services that the Sub-Adviser provides to the Portfolio are limited to asset management and related recordkeeping services.

INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Portfolio’s purchase and sale of securities and other assets. The Adviser has assigned portfolio management responsibilities for a portion of the Portfolio’s assets to the Sub-Adviser, and the Adviser will provide oversight for the Sub-Adviser’s management of the Cadence Account.

The Adviser is responsible for selecting brokers and seeking best execution in placing portfolio transactions initiated by the Adviser with brokers and dealers (see “Portfolio Trading Practices” discussed below). The Adviser furnishes, at its own expense, all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Portfolio and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, Portfolio employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of Independent Trustees are borne by the Portfolio. From time to time, the Adviser may defer or waive receipt of its fees and/or assume certain expenses of the Portfolio, which would have the effect of lowering the expense ratio of the Portfolio and increasing return to investors.

The Advisory Agreement continues in effect from year to year if approved annually by the Board of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, the Portfolio pays the Adviser a monthly fee at an annual rate of 0.90% of the average daily net assets in the Portfolio during the prior month. Pursuant to Amendment No.1 to the Advisory Agreement, such fee shall be reduced by an amount equal to the sub-advisory fee paid by the Portfolio pursuant to the Sub-Advisory Agreement (defined below). Under current arrangements (the “Expense Limitation Agreement”), whenever, in any fiscal year, the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest, taxes and extraordinary expenses, exceeds 1.30% of average daily net assets of the Portfolio, the Adviser is obligated to defer/waive payment of a portion of the fee or reimburse the Portfolio in an amount equal to that excess. If the Portfolio’s operating expenses fall below the expense limitation, the Portfolio will begin repaying the Adviser for the amount contributed on behalf of the Portfolio by the Adviser. This repayment will continue for up to 36 months from the time of any deferral/waiver or reimbursement made, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three-year period expires. The Expense Limitation Agreement can only be terminated by the Independent Trustees of the Portfolio. Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has voluntarily agreed not to request reimbursement through October 31, 2021, after which it may seek reimbursement if permitted by the terms of the Expense Limitation Agreement.

For the fiscal years ended December 31, 2017, 2018 and 2019, the advisory fees payable by the Portfolio, the amounts waived (and reimbursed or recovered from previous periods) by the Adviser and the resulting fees paid to the Adviser were as follows:

	Fee Payable	Reduction/Recovery in Fee	Net Fee Paid
2017	$790,838	$(99,876)	$690,962
2018	$714,666	$(139,342)	$575,324
2019	$566,167	$(211,437)	$354,730

Investment Sub-Advisory Agreement

The investment sub-advisory services are furnished to the Portfolio by the Sub-Adviser pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for managing the Cadence Account. In providing investment management services to the Cadence Account, the Sub-Adviser determines which instruments and securities shall be purchased, held or sold, and what assets shall be held uninvested.

The Sub-Adviser is responsible for selecting brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the Sub-Advisory Agreement) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Portfolio’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board.

For the investment advisory services provided by Cadence, the Trust pays the Sub-Adviser a sub-advisory fee of 0.45% of the average daily net assets of the Cadence Account, which is accrued daily and payable monthly. Under the Sub-Advisory Agreement, the Sub-Adviser will not participate in the expense reimbursements to the Portfolio.

The Sub-Advisory Agreement continues in effect for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” of the Portfolio, and, in either case (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).The Sub-Advisory Agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by the Sub-Adviser. The Trust, on behalf of the Portfolio, may agree to terminate the Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by the vote of the Board. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

For the Portfolio’s fiscal year ended December 31, 2019, neither the Portfolio nor the Adviser paid any fees to Cadence.

PORTFOLIO MANAGERS

PORTFOLIO MANAGER OF THE THIRD AVENUE ACCOUNT

Other Accounts Managed by the Portfolio Manager

As of December 31, 2019, Matthew Fine managed or was a member of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$644 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	12	$16 million	None	None

Many, but not all, of the other accounts managed by the Portfolio Manager of the Portfolio have investment strategies similar to those employed for the Portfolio. Possible material conflicts of interest arising from management of the investments of the Portfolio and the investments of other accounts include the Portfolio Manager’s allocation of sufficient time, energy and resources to managing the investments of the Portfolio in light of his responsibilities with respect to numerous other accounts, the fact that the fees payable to the Adviser for managing the Portfolio may be less than the fees payable to the Adviser for managing other accounts, potentially motivating the Portfolio Manager to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Portfolio and other accounts; and the proper allocation of aggregated purchase and sale orders for the Portfolio and other accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which Portfolio Manager has personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Portfolio and the Fund Complex, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which Portfolio Manager has personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Portfolio and the Fund Complex. Although the Adviser’s Code of Ethics generally prohibits the Adviser and all Adviser employees from purchasing any security held in any client account of the Adviser, the Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, member, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The Portfolio may hold interests in an entity that are of a different class or type than the class or type of interest held by another fund or client of the Adviser. For example, the Portfolio may hold mezzanine securities and a private partnership controlled by the Adviser may hold senior securities. This would potentially result in other funds or Adviser clients being senior or junior to the Portfolio in the capital structure of such entity, which could mean that in a workout or other distressed scenario certain advisory clients or fund might be adverse to the Portfolio and some might recover all or part of the investment while another might not. In the event of such a conflict, the Adviser will work with the Board to properly discharge the Adviser’s duties to the Portfolio and other clients.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. The Portfolio Manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio.

Portfolio Manager Compensation

Compensation is structured so that key professionals benefit from staying with the Adviser. The Portfolio Manager receives a fixed base salary and is eligible for a cash bonus. The bonus is determined in the discretion of senior management of the Adviser and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long- term performance and the value of assets held in the Portfolio as well as the portfolios managed for the Adviser’s other clients. Such factors may include comparisons to peer groups, competitors and firm wide goals and budgets. When the Portfolio Manager also performs additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. The Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole.

Security Ownership of Portfolio Manager

The portfolio manager does not invest in shares of the Portfolio because shares are only available through the purchase of Contracts.

Portfolio Managers of the Cadence Account

Other Accounts Managed by the Portfolio Managers

As of February 1, 2020, J. Paul Dokas and Robert E. Ginsberg managed or were members of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

Portfolio Manager: J. Paul Dokas

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$1,189,055,223	None	$0
Other Pooled Investment Vehicles	1	$214,619,715	None	$0
Other Accounts	8	$748,904,301	None	$0

Portfolio Manager: Robert E. Ginsberg

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$1,434,256,011	None	$0
Other Pooled Investment Vehicles	1	$214,619,715	None	$0
Other Accounts	12	$783,311,602	None	$0

Potential Material Conflicts of Interest

The Sub-Adviser’s portfolio managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients’ portfolios are managed using similar investment strategies and objectives which the portfolio managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Strategy”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Strategy. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Strategy may be selling a security, while another Strategy may be purchasing or holding the same security. As a result, transactions executed for the Strategy that is selling the security may adversely affect the value of any Strategy which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, the Sub-Adviser may receive more compensation with respect to certain Strategies than that received with respect to other Strategies or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Strategy. In such cases, the Sub-Adviser’s portfolio managers may be viewed as having an incentive to enhance the performance of such Strategy, to the possible detriment of other Strategies for which the Sub-Adviser may not receive greater compensation or performance-based fees. In addition, the portfolio managers must allocate time and effort to multiple accounts and the Portfolio.

Portfolio Manager Compensation

The Sub-Adviser compensates each portfolio manager for such portfolio manager’s management of the Portfolio. Each portfolio manager’s compensation consists of a fixed annual base salary and participation in an annual variable incentive bonus plan that is based on multiple inputs including investment performance and business performance. A portion of the portfolio managers’ compensation is tied to longer term performance against relevant benchmarks (3 year annualized) pre-tax gross of management fees. These benchmarks include the Russell 1000 Index, Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index, and MSCI Emerging Markets Index. There is also a “phantom equity” incentive structure in place that mimics equity ownership, including a long-term vesting schedule (for retention) and annual payouts based on profitability. The Sub-Adviser’s portfolio managers also participate in benefit and retirement plans available generally to all employees.

Security Ownership of Portfolio Managers

The Sub-Adviser’s portfolio managers do not invest in shares of the Portfolio because shares are only available through the purchase of Contracts.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Portfolio and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a Distribution Agreement with the Trust dated October 1, 2016, the Distributor acts as the agent of the Portfolio for the distribution of Portfolio shares. During the continuous offering of Portfolio shares, the Distributor devotes its best efforts to distribute, and to effect sales of, shares of the Portfolio, but is not obligated to sell any certain number of shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Portfolio.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Portfolio. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Portfolio and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from the Portfolio of the Adviser, rather than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Portfolio.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Portfolio through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, may be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Portfolio for its distribution services. Pursuant to an Agreement between the Adviser and the Distributor, the Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement shall continue automatically for successive one-year periods, provided such continuance is specifically approved at least annually, with respect to the Portfolio, by (i) the Trust’s Board or (ii) the vote of a majority of the outstanding voting securities of the Portfolio, in accordance with Section 15 of the 1940 Act. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

ADMINISTRATOR; TRANSFER AND DIVIDEND PAYING AGENT

The Trust has entered into Transfer Agency Agreement with BNY Mellon Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581-1722, pursuant to which BNY Mellon Investment Servicing (U.S.) will provide certain transfer agency, dividend disbursing and shareholder services to the Portfolio. The Trust has also entered into a Fund Accounting and Administration Agreement with The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which The Bank of New York Mellon will provide certain accounting and administration services to the Portfolio.

Prior to October 17, 2019, the Adviser provided certain administrative services to the Trust. For the fiscal years ended December 31, 2018 and 2017, and 2016, the Portfolio paid $32,000 per year in fees to the Adviser for these services. The Adviser paid BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,732. For the fiscal year ended December 31, 2019, the Portfolio paid fees to the Adviser of $566,167 and the Bank of New York Mellon of $25,465 for their services.

CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, serves as custodian (the “Custodian”) for the Portfolio pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of the Portfolio; (2) holds and transfers portfolio securities on account of the Portfolio; (3) accepts receipts and makes disbursements of money on behalf of the Portfolio; (4) collects and receives all income and other payments and distributions on account of the Portfolio’s securities; and (5) makes periodic reports to the Board concerning the Portfolio’s operations. The Custodian serves as the Portfolio’s foreign custody manager, pursuant to the requirements of Rule 17f-5 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 is the independent registered public accounting firm for the Portfolio. The independent registered public accounting firm audits the financial statements of the Portfolio following the end of each fiscal year and provides a report to the Board and shareholders of the results of the audit.

OTHER SERVICE PROVIDERS

The Trust has engaged JW Fund Management, LLC, 100 Springdale Rd. Suite A3-416, Cherry Hill, NJ 08003 to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. The Trust has engaged Duff & Phelps, LLC to provide on-going compliance services, including providing an individual to serve as the Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent improper disclosure of the Portfolio’s portfolio holdings to third parties. The Portfolio discloses all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Portfolio’s Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Portfolio namely, the Adviser, the Custodian, PricewaterhouseCoopers LLP, Pepper Hamilton LLP, Broadridge Financial Solutions, Inc., Foreside Fund Services, LLC, auditors and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Portfolio. It is not the present intention of the Portfolio to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust, the Adviser and Sub-Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Portfolio under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

The Sub-Adviser has adopted a code of ethics designed to meet the requirements of Rule 17j-1 of the 1940 Act, and which has been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, this code permits personnel that are covered, including employees of the Sub-Adviser who regularly have access to information about securities purchased for the Portfolio, to invest in securities for their own accounts. This could include securities that may be purchased by the Portfolio. The code is intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Portfolio.

PROXY VOTING POLICIES

The Trust, on behalf of the Portfolio, has delegated the responsibility of the Portfolio’s proxy voting to the Adviser and Sub-Adviser, respectively. The Adviser and Sub-Adviser have each adopted proxy voting policies and procedures on behalf of client accounts for which each has voting discretion, including the Portfolio.

How Shares Will Be Voted by the Adviser

Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients. The Adviser’s Proxy Voting Committee, consisting of Senior Portfolio Managers and Research Analysts, determines how proxies shall be voted by applying the guidelines set forth in the Adviser’s proxy voting policy. The proxy guidelines address, for example, the elections of directors, classified boards, cumulative voting and blank check preferred stock. In virtually all instances, the Committee delegates the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. A member of the Legal and Compliance department (the “designee”), participates in decisions to present issues for a vote, fields any conflict issues, documents deviations from policy guidelines and documents all voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Director of Research or from other Portfolio Managers or Research Analysts who may have particular familiarity with the matter to be voted.

The Adviser will typically abstain from voting if it believes the cost to vote will exceed the potential benefit to clients. The most common circumstances where that may be the case involve foreign proxies. In addition, the Adviser may also be restricted from voting proxies of a particular issuer during certain periods if it has made certain regulatory filings with respect to that issuer. The Adviser’s Legal and Compliance Department oversees the administration of proxy voting and processing proxy votes in accordance with the Adviser’s proxy voting policy.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser’s General Counsel. The Adviser’s General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser’s General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of the Trust and obtaining direction on how to vote. The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law. The Adviser’s proxy voting policies and procedures, are set forth in Appendix B to this SAI.

How Shares Will Be Voted by the Sub-Adviser

Proxies for a portfolio security held in the Cadence Account of the Portfolio are voted in accordance with the Sub-Adviser’s proxy voting policies and procedures, which are set forth in Appendix C to this SAI.

For anyone wishing to receive information on how the Portfolio voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

•	on the Adviser’s website at www.thirdave.com; or

•	on a website maintained by the SEC at www.sec.gov.

VOTING OF FUND SHARES

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies taxed as domestic insurance companies for U.S. Federal income tax purposes for the purpose of funding Contracts. Individual Contract owners are not the shareholders of the Portfolio. Rather, the insurance companies and their separate accounts are the Portfolio’s shareholders. To the extent the Portfolio is required under the 1940 Act to seek shareholder approval for a proposal (e.g., a change to the Portfolio’s fundamental investment restrictions or approval of a new investment advisory agreement) to be consistent with SEC interpretations of voting requirements, each insurance company will offer individual Contract owners the opportunity to instruct the company as to how it should vote shares of the Portfolio held by it and the separate accounts on the proposals to be considered at the shareholder meeting.

PORTFOLIO TRADING PRACTICES

In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Portfolio (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, confidentiality and the ability to minimize and clear up settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid.

Under its Advisory Agreement with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Portfolio. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage payment, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades.

The products and services received by the Adviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Adviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Adviser in the performance of its investment making decision responsibilities, and the Adviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Portfolio may be used to benefit other Adviser clients. Conversely, research obtained through the payment of commissions by other Adviser clients may be used to benefit the Portfolio. Total Portfolio commissions paid for research represented 2.58% of total commissions paid for research by all Adviser clients during the year ended December 31, 2019. As of December 31, 2019, the net assets of the Portfolio represented approximately 3.01% of all net assets managed by the Adviser.

Purchase and sale orders for securities held by the Portfolio may be combined with those for other funds or clients of the Adviser in seeking the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Adviser determines that a particular security should be bought for or sold by more than one client, the Adviser undertakes to allocate those transactions among the participants equitably.

Since the value of services received in connection with these soft dollar commissions cannot reasonably be accurately valued, the following amounts the Portfolio paid to the top 10 recipients of soft dollar commissions for the most recent calendar year ended December 31, 2019 are provided as an indication of the value of such services.

FFI Strategies Portfolio (Total of 27 brokers received soft dollar commissions. Top 10 received 75%.)

INSTINET/NOMURA SECURITIES	$13,584.26
SCOTIA CAPITAL INC	$6,666.79
CITIGROUP	$3,292.74
GOLDMAN SACHS	$2,484.72
RAYMOND JAMES	$2,434.34
CARNEGIE INC.	$2,084.44
BARCLAYS CAPITAL PLC	$2,008.97
VIRTU FINANCIAL	$1,822.68
SANFORD C. BERNSTEIN	$1,808.05
JP MORGAN	$1,774.18
$37,961.17

The Adviser has a brokerage committee that reviews commissions paid to each broker by the Adviser’s clients and monitors the execution quality of the brokers used to execute portfolio transactions for its clients, including the Portfolio. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it uses.

To the knowledge of the Portfolio, no affiliated person of the Portfolio receives give-ups or reciprocal business in connection with security transactions of the Portfolio. The Portfolio does not effect securities transactions through brokers in accordance with any formula, nor will the Portfolio take into account the sale of Portfolio shares in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Portfolio, from time to time may effect purchases of Portfolio shares for their customers. The Board of the Trust has adopted policies and procedures which prohibit the direction of Portfolio transactions for compensation, promotion or distribution of Portfolio shares. The following are the brokerage commissions paid by the Portfolio for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, none of which was paid to affiliates.

For the fiscal year ended December 31, 2019, the Portfolio incurred total brokerage commissions of $54,311. During the fiscal year ended December 31, 2019, the Portfolio experienced a decrease in commissions due to commissions on a large volume in trading in 2018 related to the repositioning of the portfolio in 2018 by the portfolio management team that assumed control of the Fund in September 2017 in 2018. For the fiscal year ended December 31, 2018, the Portfolio incurred total brokerage commissions of $92,149. During the fiscal year ended December 31, 2018, the Portfolio experienced an increase in commissions paid due to repositioning of the portfolio management team that assumed control of the Portfolio in September 2017. For the fiscal year ended December 31, 2017, the Portfolio incurred total brokerage commissions of $ 57,221. During the fiscal year ended December 31, 2017, the Portfolio experienced an increase in commissions due to an increase in redemptions. None of these commissions were paid to any broker that is an affiliated person of the Trust.

The Portfolio may at times invest in securities of its regular broker-dealers. During the fiscal year ended December 31, 2019, the Portfolio acquired no securities of its regular broker-dealers or a parent of its regular broker-dealers.

PORTFOLIO TRADING PRACTICES OF THE SUB-ADVISER

With respect to the Portfolio, the Sub-Advisory Agreement provides that the Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the Agreement) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Prospectus and SAI and the policies and procedures adopted by the Trust’s Board. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek to obtain best price and execution. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Portfolio, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Portfolio to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser. The Portfolio may purchase and sell portfolio securities through brokers who provide the Sub-Adviser with research services. Brokerage commissions may be used for the general benefit of all other clients of the Sub-Adviser where legally and contractually permissible.

The Trustees will periodically review the total amount of commissions paid by Cadence Account of the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Portfolio of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. The Sub-Adviser does not provide any services to the Portfolio except portfolio investment management and related recordkeeping services. The Adviser may request that the Sub-Adviser employs certain specific brokers who have agreed to pay certain Portfolio expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

SHARE INFORMATION

All shares of the Portfolio when duly issued will be fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable. The shareholders of the Portfolio have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Portfolio have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of the Portfolio also have equal rights with respect to dividends, assets and liquidation of the Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the Portfolio shares to replace its Trustees.

PURCHASE ORDERS

The purchase of shares of the Portfolio is currently limited to separate accounts (the “Accounts”) of insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of Contracts as explained in the Prospectus. The Portfolio reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, the Portfolio will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with the Portfolio’s investment policies.

REDEMPTION OF SHARES

The procedure for redemption of Portfolio shares under ordinary circumstances is set forth in the Prospectus and in the separate Prospectus relating to the Contracts which accompanies the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination NAV, the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

CALCULATION OF NET ASSET VALUE

PRICING OF SHARES. For the Portfolio, the NAV per share of the Portfolio is determined by dividing the value of the Portfolio’s net assets by the total number of the Portfolio’s shares outstanding. This determination is made by The Bank of New York Mellon, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Portfolio is open for business. The Portfolio is open for business on days when the Exchange is open for business.

In valuing the Portfolio’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Portfolio on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.

Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale), and foreign securities, will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a brief summary of certain material U.S. federal income tax rules applicable to regulated investment companies subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to insurance companies subject to Subchapter L of the Code whose variable contract separate accounts purchase shares of the Portfolio. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is general in nature and does not address all of the tax consequences that may be relevant to a particular shareholder. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting the Portfolio and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. The Portfolio has not received any legal opinion regarding any tax consequences related to the Portfolio or an investment in the Portfolio. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors are urged to consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding, and disposing of shares of the Portfolio, as well as the effects of state, local and non-U.S. tax laws.

Except as noted below, this summary applies only to beneficial owners of the Portfolio’s shares that are classified as a segregated asset account of a life insurance company held in connection with variable contracts (as defined in Section 817(d) of the Code, and may not apply to certain types of beneficial owners of the Portfolio’s shares, including, but not limited to foreign insurance companies. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. In addition, this discussion does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

Shareholders and contract holders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Portfolio including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

The Portfolio has elected to be treated and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As long as the Portfolio so qualifies, it will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Portfolio’s shareholders. As a regulated investment company, the Portfolio is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Portfolio may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. Any net capital loss carryforwards the Portfolio currently has and any net capital losses the Portfolio presently incurs can be carried forward without any expiration date. Any such loss carryforwards will retain their character as short-term or long-term. Capital gains that are offset by capital loss carryforwards are not subject to Portfolio-level U.S. federal income taxation, regardless of whether they are distributed to shareholders.

It is possible that the Portfolio is currently, or could become in the future, a “loss corporation” within the meaning of Section 382 of the Code (including if the Portfolio has a “net unrealized built-in loss” in its assets for purposes of Section 382 of the Code). Accordingly, if there were an “ownership change” of the Portfolio under Section 382(g) of the Code (generally defined as an increase in stock ownership of a corporation by one or more 5% shareholders (as defined in the applicable regulations under Section 382 of the Code) of greater than 50% over a three year period), then Section 382(a) of the Code could apply to limit the extent to which the Portfolio could use losses (including any recognized built-in losses for purposes of Section 382) from periods prior to the ownership change to reduce taxable income in periods after the ownership change.

As discussed below, if for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of the Portfolio’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Portfolio’s shares may be reduced materially.

To qualify as a regulated investment company requires, among other things, that the Portfolio: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”). In certain instances, the nature of the Portfolio’s investments may make it difficult to determine the Portfolio’s compliance with the Qualifying Income Requirement and/or the Diversification Requirement, although the Portfolio does not believe that this will affect its qualification as a regulated investment company. In addition, the Portfolio may be forced to liquidate certain of its investment assets in order to fund redemptions of its shares or distributions to its shareholders (as discussed below), or in order to comply with such asset diversification requirements. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to its U.S. shareholders.

The Portfolio will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the Portfolio will be subject to a tax of 21% of such amount. In that event, the Portfolio expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Portfolio against its U.S. federal income tax liability and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Portfolio by the amount of the undistributed capital gains included in such shareholder’s gross income less the tax deemed paid by the U.S. shareholder.

Although distributions by the Portfolio will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Portfolio in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Portfolio during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

In order to avoid the 4% non-deductible excise tax on undistributed income, the Portfolio generally is required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year (ii) 98.2% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of each year), and (iii) any amounts that were not distributed in previous taxable years and which were not previously subject to U.S. federal income tax. However, the Portfolio is exempt from the 4% non-deductible excise tax if the Portfolio’s shareholders are described in Section 4982(f) of the Code, which includes a segregated asset account of a life insurance company held in connection with variable contracts as defined in Section 817(d) of the Code.

If the Portfolio were to fail to qualify as a regulated investment company, the Portfolio would be subject to tax as an ordinary corporation on its taxable income (even if such income were distributed to shareholders) and all distributions out of earnings and profits would be treated as dividend income at the shareholder level. In addition, any segregated asset account that holds shares of the Portfolio may be deemed not to satisfy the diversification requirements of Section 817(h) of the Code, described below, and as a result any Contract supported in whole or in part by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a Contract would be taxed currently on the income credited to the Contract. If the Portfolio failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Portfolio’s shares may be reduced materially. In lieu of potential disqualification, the Portfolio may be permitted to pay a specified amount of tax for certain failures to satisfy the asset diversification or income requirements, which generally are those failures due to reasonable cause and not willful neglect or that are de minimis under the Code.

Certain of the Portfolio’s investment practices including transactions, if any, in instruments such as debt instruments, foreign currencies, forward contracts, options, swaps and futures contracts (including options and forward contracts on foreign currencies) and stock of certain foreign companies may be subject to special and complex provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, disallow, suspend, defer or otherwise limit certain Portfolio losses or deductions, and/or impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) may require the Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were sold at the end of the Portfolio’s fiscal year) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The qualifying income and asset requirements that must be met under the Code in order for the Portfolio to qualify as a RIC, as described above, may limit the extent to which the Portfolio will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” In 2016, the IRS issued notice and stated they would not address what constitutes a “security” for purposes of Qualifying Income. Accordingly, the Portfolio’s ability to invest in derivative transactions may be limited by the Qualifying Income Requirement. The Portfolio will account for any investments in derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Portfolio as a RIC might be jeopardized.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Portfolio to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio does not anticipate that its activities in this regard will affect its qualification as a regulated investment company.

If the Portfolio invests (directly or indirectly through a real estate investment trust (“REIT”)) in residual interests in real estate mortgage investment conduits (“REMICs”) or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Portfolio’s income may be subject to U.S. federal income tax in all events. Excess inclusion income of the Portfolio generated by a residual interest directly in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of the Portfolio in proportion to the dividends received by the shareholders of the Portfolio. There may be instances where the Portfolio may be unaware of its share of the excess inclusion income from an underlying investment.

Income received by the Portfolio from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign jurisdictions and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Portfolio may generally be able to elect to pass eligible foreign taxes through to its shareholders, if more than 50% of the Portfolio’s total assets at the close of its fiscal year are invested in securities of foreign issuers. If the Portfolio were to make this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their tax returns. The ability to claim foreign tax credits may be subject to limitations. If such election is not made by the Portfolio, any foreign taxes paid or accrued will generally represent an expense to the Portfolio, which will reduce its investment company taxable income.

The Portfolio may invest in stocks of foreign corporations that are passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and consequently the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Portfolio’s holding period for the stock. The amount so allocated to any taxable year of the Portfolio prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Portfolio at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Portfolio’s investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a taxable dividend to stockholders.

The Portfolio may be able to elect to treat a PFIC as a “qualified electing fund,” in lieu of being taxable in the manner described in the immediately preceding paragraph, and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Portfolio would be required to obtain annual information from the PFIC in which it invests, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Portfolio may elect to mark-to- market at the end of each taxable year all shares that it holds in a PFIC. If the Portfolio makes this election, the Portfolio would recognize as ordinary income any increase in the value of such shares over the Portfolio’s adjusted basis in such shares and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market and qualifying electing fund elections may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs are highly complex and involve the determination of various factual matters that may not be within our control.

Accordingly, certain adverse and unintended U.S. federal income tax consequences could arise to the Portfolio from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by the Portfolio which, as discussed above, the Portfolio would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The Portfolio may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Portfolio will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Portfolio may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Portfolio to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Under recently enacted legislation, for tax years beginning after December 31, 2018, the Portfolio may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law).

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Portfolio receives no interest payments in cash on such securities during the year.

The Portfolio generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Portfolio (even if such sales are not advantageous) or, if permitted by the Portfolio’s governing documents, through borrowing the amounts required to be distributed. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Portfolio (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Portfolio’s taxable year. These provisions may require the Portfolio to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Portfolio to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Portfolio’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Portfolio must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Portfolio may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Portfolio expires, the Portfolio will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Portfolio is exercised, the Portfolio will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Portfolio may invest. Offsetting positions held by the Portfolio involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Portfolio is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Portfolio may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Portfolio had not engaged in such transactions.

In circumstances where the Portfolio has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Portfolio would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

As a result of entering into swap or derivative agreements, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to a swap or derivative for more than one year).  The Portfolio’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules).  These rules may affect whether gains or losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Portfolio intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Portfolio as a RIC might be adversely affected. The Portfolio intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Portfolio to qualify as a RIC may limit the extent to which the Portfolio will be able to engage in swap agreements and certain derivatives.

The market discount rules, as well as certain other provisions, may require that for U.S. federal income tax purposes all or a portion of any capital gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income instead of capital gain. As a result of these and other rules, the Portfolio may be required to recognize taxable income that it would be required to distribute even though the underlying Instruments have not made concurrent cash distributions to the Portfolio.

The Portfolio may invest in distressed Instruments, which may later on be modified or exchanged for other Instruments in reorganizations or financial restructurings, either out of court or in bankruptcy. In general, such modification or exchange will be treated as a taxable event, even though no cash payment is received in connection with the modification or exchange, to the extent that it gives rise to “significant modification” within the meaning of Treasury Regulations. The determination of whether a modification or exchange is “significant”, however, is based on all of the facts and circumstances, except for certain “safe harbor” modifications specified in the Treasury Regulations. Thus, the IRS may take the position that the restructuring of an Instrument acquired by the Portfolio is a “significant modification” that should be treated as a taxable event even if the Portfolio did not treat the restructuring as a taxable event on its tax return.

The body of law applicable to many of the investment instruments discussed above is complex and in certain circumstances, not well developed. Thus the Portfolio and its advisors may be required to interpret various provisions of the Code and the Treasury Regulations and take certain positions on the Portfolio’s tax returns in situations where the law is somewhat uncertain.

The Portfolio will be managed pursuant to investment guidelines designed to be consistent with the diversification requirements set forth in Section 817(h) of the Code, and the Treasury Regulations promulgated thereunder (the “Section 817(h) Diversification Requirements”). Section 817(h) of the Code requires, among other things, that on the last day of each calendar quarter (or within 30 days thereafter) the assets of the Portfolio be diversified as follows: (i) no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment; (ii) no more than 70% of the value of the total assets of the Portfolio may be represented by any two investments; (iii) no more than 80% of the value of the total assets of the Portfolio may be represented by any three investments; and (iv) no more than 90% of the value of the total assets of the Portfolio may be represented by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer will be treated as a single investment, and with respect to government securities, each government agency or instrumentality will be treated as a single separate issuer. Section 817(h) of the Code also provides, as a safe harbor, that the Portfolio will be adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the Portfolio’s total assets are cash and cash items, government securities, and securities of other regulated investment companies.

The Portfolio expects that the shares of the Portfolio purchased by an Account will constitute all of the assets of each segregated asset account (as determined for U.S. federal income tax purposes) of the Account holding shares of the Portfolio. A “look-through” rule provided under Section 817 of the Code, if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Because the Portfolio is offering its shares only to Accounts, an Account should be able to apply the “look-through” rule to determine if the segregated asset account supporting a Contract has met the Section 817(h) Diversification Requirements. Although the Portfolio intends to manage its investments so that the Portfolio itself will meet the Section 817(h) Diversification Requirements and to sell its shares only to Accounts, no assurance can be given that the “look-through” rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified.

In the event the assets of a segregated asset account of an Account have not met the Section 817(h) Diversification Requirements, a Contract supported by that segregated asset account will not be treated as a life insurance or annuity contract for U.S. federal income tax purposes and the owner of the Contract will be taxed on any income on the Contract.

Generally, distributions paid by the Portfolio of its ordinary income and its net short-term capital gain will be includible in the gross income of a life insurance company holding Portfolio shares in an Account. To the extent that the dividends paid by the Portfolio represent dividends qualifying for the dividends received deduction at the Portfolio level, such dividends will be eligible for the dividends received deduction by an insurance company to the extent such deduction is the company’s share of the dividend received deduction and is available to life insurance companies under Subchapter L. The appropriate method for determining the company’s share of the dividends received deduction for dividends distributed by the Portfolio was unclear, however, the Tax Cuts and Jobs Act eliminated this uncertainty by fixing the calculation to a specific percentage subsequent to 2017. The U.S. federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain, or loss attributable to Account assets held by an insurance company for a Contract. These rules generally provide for reserve adjustments, which largely offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate from taxable income long-term capital gain distributions from regulated investment companies and the potential for gain or loss upon the disposition of separate account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the company’s share of actual or deemed income from separate account assets to the extent such income has been reflected in the value of supported variable contracts. Such income may be subject to state and local taxes, although in most jurisdictions insurance companies are not taxed on investment income; in states where investment income is taxed, the state and local tax treatment of such income generally will conform to the U.S. federal income tax treatment. In certain instances, a distribution in redemption of Portfolio shares could be treated as a dividend to the redeeming shareholder for U.S. federal income tax purposes; shareholders should consult their own tax advisors regarding whether a redemption should be treated as a dividend as well as the U.S. federal income tax treatment thereof. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter M of the Code with the provisions of Subchapter L of the Code and any applicable state and local taxes.

The preceding discussion is meant to be only a general summary of certain material U.S. federal income tax consequences of an investment in the Portfolio. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules that apply to the Portfolio or its shareholders and any such change may be retroactive. In addition, special rules may apply depending upon the shareholders’ specific tax status. Shareholders should consult their own tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences of the ownership of shares of the Portfolio. This summary is provided for general information only and should not be considered tax advice or relied upon by a shareholder.

FINANCIAL STATEMENTS

The Portfolio’s financial statements and notes thereto appearing in the December 31, 2019 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated by reference in this SAI. The Portfolio will issue unaudited semi-annual and audited annual financial statements.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR’S RATINGS GROUP

The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitment on the obligation is extremely strong. AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C – Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – The rating “C” is assigned to obligations that are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” is it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

MOODY’S INVESTORS SERVICE, INC.

Moody’s ratings reflect both the likelihood of default and any financial loss suffered in the event of default. Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated BA are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FITCH RATINGS

Corporate Finance Obligations – Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: “B” ratings indicate that material credit risk is present. Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC.”

APPENDIX B

Third Avenue Management LLC

PROXY VOTING POLICY

Introduction

Third Avenue Management LLC (“TAM”) is generally granted full discretion to vote proxies, although clients that have granted TAM full investment discretion may direct their vote in particular solicitations by contacting their account representative. In certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the proxy voting policies and procedures described below would not apply and TAM would advise the client to instruct its custodian where to forward proxy materials.

As a buy and hold investor, one of TAM’s primary considerations for any purchase candidate is a company’s management. TAM’s initial decision to buy securities of a company is generally based, at least in part, on TAM’s belief in the adequacy of the company’s management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company’s management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM’s policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM’s senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. Extenuating circumstances that could lead to a policy exception include material corporate events (i.e. merger, acquisition, dissolutions…), or contested director elections. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1.	Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings.

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management’s recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

•	Fees for non-audit services are excessive; or
•	The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer’s financial position.

j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM will consider proposals to institute cumulative voting based on the issuer’s other corporate governance provisions.

2.	Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients’ ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan’s impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

•	Ability to re-price underwater options without shareholder approval.
•	Ability to issue options with an exercise price below the stock’s current market price without shareholder approval.
•	Ability to issue reload options.
•	Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

•	Shareholder approval should be required in order to make any material change to the plan.
•	Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

3.	Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company’s charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer’s outstanding capital.

e) Greenmail

TAM will normally support proposals to restrict a company’s ability to make greenmail payments.

f) State Anti-Takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4.	Social Policy Issues

TAM believes that “ordinary business matters” are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5.	Abstention from Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6.	Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer’s stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in certain other non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

APPENDIX C

CADENCE CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY AND PROCEDURES

Effective January 2019

PROXY VOTING AND CLASS ACTIONS

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting

Proxies are assets of Cadence’s Clients that must be voted with diligence, care, and loyalty. Cadence will vote each proxy in accordance with its fiduciary duty to its Clients. Cadence will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Cadence will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of Cadence’s Chief Compliance Officer to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, Cadence’s Chief Compliance Officer shall designate an employee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Voting Designee”).

Cadence has retained ISS Governance Services (“ISS”) to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The Proxy Voting Designee manages Cadence’s relationship with ISS. The Proxy Voting Designee ensures that ISS votes all proxies according to Clients’ specific instructions and Cadence’s general guidance.

Cadence’s Chief Compliance Officer or her designee shall also review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Absent specific Client instructions, Cadence has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	Cadence has adopted ISS’s Voting Guidelines (the “Voting Guidelines”). The Voting Guidelines address routine as well as significant matters commonly encountered. The Voting Guidelines permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

•	Cadence may instruct ISS to vote in a manner that is inconsistent with the Voting Guidelines or ISS’s recommendation upon a client’s request. Investment professionals deviating from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and Cadence are not conflicted in making the chosen voting decision.

•	Cadence will not neglect its proxy voting responsibilities, but it may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, Cadence may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: (1) securities that have been lent by the custodian; (2) proxy statements and ballots that are written in a foreign language; (3) untimely notice of a shareholder meeting; (4) requirements to vote proxies in person; (5) restrictions on foreign investors’ ability to exercise votes; (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, Cadence believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required Cadence generally abstains from voting.

•	ISS will retain the following information in connection with each proxy vote and provide it to Cadence upon request and at least annually for each client:

•	The Issuer’s name;

•	The security’s ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that Cadence voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security-holder;

•	Whether Cadence cast a vote;

•	How Cadence cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether Cadence cast its vote with or against management.

•	The Proxy Voting Designee is also responsible to retain a log describing the resolution of any conflicts of interest between Cadence and its clients. Such log should provide adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	If Cadence votes the same proxy in two directions, the Proxy Voting Designee will maintain documentation describing the reasons for each vote (e.g., Cadence believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•	Proxies received after a Client terminates its advisory relationship with Cadence will not be voted. The Proxy Voting Designee will promptly return such proxies to the sender, along with a statement indicating that Cadence’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Cadence.

•	Paragraph (c)(2) of Rule 204-2 under the Advisers Act requires Cadence to maintain certain books and records associated with its proxy voting policies and procedures. Cadence’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Proxy Voting Designee will ensure that Cadence complies with all applicable recordkeeping requirements associated with proxy voting.

Class Actions

Apart from the private funds, Cadence does not direct Clients’ participation in class actions, as disclosed in Part 2A of Form ADV. The CCO, or her designee, will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Disclosures to Clients and Investors

Cadence includes a description of its policies and procedures regarding proxy voting and class actions in Part 2A of Form ADV, along with a statement that Clients and Investors can contact their account representative to obtain a copy of these policies and procedures, including ISS Guidelines, and information about how Cadence voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, Cadence does not disclose how it expects to vote on upcoming proxies. Additionally, Cadence does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

622 THIRD AVENUE

NEW YORK, NY 10017

Phone (212) 888-5222

Toll Free (800) 443-1021

INVESTMENT ADVISER

Third Avenue Management LLC

622 Third Avenue

New York, NY 10017

www.thirdave.com

INVESTMENT SUB-ADVISER

Cadence Capital Management Corporation

265 Franklin Street, 4th Floor,

Boston, MA, 02110

www.cadencecapital.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9802

Providence, RI 02940-8002

(800) 443-1021 (toll-free)

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

PART C - OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)	Agreement and Declaration of Trust and Certificate of Trust are incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A, file no. 333-81141 (the “Registration Statement”), filed on June 21, 1999.

(2)	Designation of Subtrust for FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) is incorporated by reference to the Registration Statement filed on June 21, 1999.

(b)	By-Laws are incorporated by reference to the Registration Statement filed on June 21, 1999.

(c)	Reference is made to Articles V and VI of the Trust’s Agreement and Declaration of Trust. Incorporated by reference to the Registration Statement filed on June 21, 1999.

(d)(1)	Investment Advisory Agreement between Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on April 20, 2007.

(1)(i)	Amendment No. 1 to the Investment Advisory Agreement between Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) and Third Avenue Management LLC dated March 16, 2020 is filed herewith.

(2)	Sub-Advisory Agreement among Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio), Third Avenue Management LLC and Cadence Capital Management LLC dated March 16, 2020 is filed herewith

(3)	Operating Expenses Limitation Agreement between Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio), and Third Avenue Management LLC dated May 1, 2020 is filed herewith.

(e)	Distribution Agreement between Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) and Foreside Fund Services, LLC dated October 1, 2016 is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement filed on October 12, 2016.

(f)	Not applicable.

(g)(1)	Custody Agreement between The Bank of New York Mellon and Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) dated November 12, 2019 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2020.

(2)	Foreign Custody Manager Agreement between The Bank of New York Mellon and Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) dated November 12, 2019 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2020.

(h)(1)	Services Agreement between Third Avenue Variable Series Trust and PNC, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on September 10, 1999.

(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and Third Avenue Variable Series Trust on behalf of the FFI Strategies Portfolio (formerly, Third Avenue Value Portfolio) dated March 9, 2020 is filed herewith.

(i)	Opinion and Consent of Counsel is incorporated by reference to Exhibit (i) to Pre-Effective Amendment No. 1 to the Registration Statement filed on September 10, 1999.

(j)	Consent of Independent Auditors is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of Third Avenue Variable Series Trust is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2020.

(2)	Amended and Restated Code of Ethics of Third Avenue Management LLC is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2020.

(3)	Code of Ethics of Cadence Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2020.

Other Exhibits

(q)(1)	Power of Attorney is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2020.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 30. INDEMNIFICATION.

The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that no trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, other than the Trust or the respective series or the shareholders, in connection with Trust property or the affairs of the Trust or the respective series, save only liability to the Trust or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. (See Article IV of the Agreement which has been incorporated by reference as Exhibit 28(a)(1) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)

The Investment Advisory Agreement provides, among other things, that the Fund agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust. (See Investment Advisory Agreement which has been incorporated by reference as Exhibits 28(d)(1) and (d)(1)(i).

The Investment Sub-Advisory Agreement provides, among other things, that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. (See Investment Sub-Advisory Agreement which has been incorporated by reference as Exhibit 28(d)(2).

The Distribution Agreement (“Agreement”) with Foreside Funds Distributors LLC (the “Distributor”) provides, among other things, that the Registrant (“Client”) will indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Funds pursuant to this Agreement; (ii) the Client’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Client’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Client (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Client’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such sales literature and advertising materials in reliance upon and in conformity with information relating to the Distributor and furnished to the Client or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement. (See Distribution Agreement which has been incorporated by reference as Exhibits 28(e)).

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Third Avenue Management LLC (“Third Avenue”) is a registered investment adviser located at 622 Third Avenue, New York, New York 10017, that provides investment advisory services to investment companies. The owners, directors and officers of Third Avenue are provided in Third Avenue’s most recently filed Schedule A of Form ADV (IARD No. 107545) which is incorporated herein by reference. The owners, directors and officers of Third Avenue are not engaged in any other business, profession, vocation or employment of a substantial nature.

Cadence Capital Management LLC (“Cadence”) is a registered investment adviser located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110, that provides advisory services to investment companies. The members, directors and officers of Cadence are provided in Cadence’s most recently filed Schedule A of Form ADV (IARD No. 106561) which is incorporated herein by reference. The members, directors and officers of Cadence are not engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 32. PRINCIPAL UNDERWRITERS.

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)
5.	AlphaCentric Prime Meridian Income Fund
6.	American Century ETF Trust
7.	American Customer Satisfaction ETF, Series of ETF Series Solutions
8.	Amplify ETF Trust
9.	ARK ETF Trust
10.	Bluestone Community Development Fund (f/k/a The 504 Fund)
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Brand Value ETF, Series of ETF Series Solutions
13.	Bridgeway Funds, Inc.
14.	Brinker Capital Destinations Trust
15.	Calamos Convertible and High Income Fund
16.	Calamos Convertible Opportunities and Income Fund
17.	Calamos Global Total Return Fund
18.	Carlyle Tactical Private Credit Fund
19.	Center Coast Brookfield MLP & Energy Infrastructure Fund
20.	Cliffwater Corporate Lending Fund
21.	CornerCap Group of Funds
22.	Davis Fundamental ETF Trust
23.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
24.	Defiance Next Gen Food & Agriculture ETF, Series of ETF Series Solutions
25.	Defiance Quantum ETF, Series of ETF Series Solutions
26.	Direxion Shares ETF Trust
27.	Eaton Vance NextShares Trust
28.	Eaton Vance NextShares Trust II
29.	EIP Investment Trust
30.	Ellington Income Opportunities Fund
31.	EntrepreneurShares Series Trust
32.	Evanston Alternative Opportunities Fund
33.	EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust)

34.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
35.	Fiera Capital Series Trust
36.	FlexShares Trust
37.	Forum Funds
38.	Forum Funds II
39.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
40.	GraniteShares ETF Trust
41.	Guinness Atkinson Funds
42.	Infinity Core Alternative Fund
43.	Innovator ETFs Trust
44.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
45.	Ironwood Institutional Multi-Strategy Fund LLC
46.	Ironwood Multi-Strategy Fund LLC
47.	IVA Fiduciary Trust
48.	John Hancock Exchange-Traded Fund Trust
49.	Manor Investment Funds
50.	Miller/Howard Funds Trust
51.	Miller/Howard High Income Equity Fund
52.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
53.	Morningstar Funds Trust
54.	OSI ETF Trust
55.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
56.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
57.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
58.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
59.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
60.	Pacific Global ETF Trust
61.	Palmer Square Opportunistic Income Fund
62.	Partners Group Private Income Opportunities, LLC
63.	PENN Capital Funds Trust
64.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
65.	Plan Investment Fund, Inc.
66.	PMC Funds, Series of Trust for Professional Managers
67.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
68.	Quaker Investment Trust
69.	Renaissance Capital Greenwich Funds
70.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
71.	RMB Investors Trust (f/k/a Burnham Investors Trust)
72.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
73.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
74.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
75.	Salient MF Trust
76.	SharesPost 100 Fund
77.	Six Circles Trust
78.	Sound Shore Fund, Inc.
79.	Source Dividend Opportunity ETF, Series of Listed Funds Trust
80.	Strategy Shares
81.	Syntax ETF Trust
82.	Tactical Income ETF, Series of Collaborative Investment Series Trust
83.	The Chartwell Funds
84.	The Community Development Fund
85.	The Relative Value Fund
86.	Third Avenue Trust
87.	Third Avenue Variable Series Trust
88.	Tidal ETF Trust

89.	TIFF Investment Program
90.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
91.	Timothy Plan International ETF, Series of The Timothy Plan
92.	Timothy Plan US Large Cap Core ETF, Series of The Timothy Plan
93.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
94.	Transamerica ETF Trust
95.	U.S. Global Investors Funds
96.	Variant Alternative Income Fund
97.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
98.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
99.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
100.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
101.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
102.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
103.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
104.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
105.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
106.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
107.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
108.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
109.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
110.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
111.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
112.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
113.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
114.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
115.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
116.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
117.	Vivaldi Opportunities Fund
118.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
119.	WisdomTree Trust
120.	WST Investment Trust
121.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained by the Trust’s investment adviser, Third Avenue Management LLC, 622 Third Avenue, NY, NY 10017, except for those records maintained by the Trust’s Custodian, The Bank of New York Mellon 240 Greenwich Street, New York, NY 10286 , the Trust’s Transfer Agent, Bank of New York Mellon Investment Servicing (U.S.) Inc., 440 Computer Drive, Westborough, MA 01581-1722, and the Trust’s Administrator, The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809.

ITEM 34. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 35. UNDERTAKINGS.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington and the State of Delaware on the 27th day of April, 2020.

THIRD AVENUE VARIABLE SERIES TRUST

By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	April 27, 2020
Robert J. Christian

/s/ Iqbal Mansur*	Trustee	April 27, 2020
Iqbal Mansur

/s/ Nicholas M. Marsini, Jr.*	Trustee	April 27, 2020
Nicholas M. Marsini, Jr.

/s/ Nancy B. Wolcott*	Trustee	April 27, 2020
Nancy B. Wolcott

/s/ Stephen M. Wynne*	Trustee	April 27, 2020
Stephen M. Wynne

/s/ T. Richard Keyes	Treasurer and CFO	April 27, 2020
T. Richard Keyes

/s/ Joel L. Weiss	President and CEO	April 27, 2020
Joel L. Weiss

* By:	/s/ Joel L. Weiss
Joel L. Weiss Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description
(d)(1)(i)	Amendment No. 1 to the Investment Advisory Agreement between Third Avenue Variable Series Trust and Third Avenue Management LLC
(d)(2)	Sub-Advisory Agreement between Third Avenue Variable Series Trust, Third Avenue Management LLC and Cadence Capital Management LLC
(d)(3)	Operating Expenses Limitation Agreement between Third Avenue Variable Series Trust and Third Avenue Management LLC
(h)(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and Third Avenue Variable Series Trust
(j)	Consent of Independent Auditors